                                                           File Number 333-96383

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                       Post-Effective Amendment Number 13               X
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment Number ___

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                             Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b) of Rule 485
    ---

        on (date) pursuant to paragraph (b) of Rule 485
    ---

        60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ---

     X  on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485
    ---

If appropriate, check the following:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Title of Securities Being Registered: Variable Adjustable Life Insurance
Policies.

PART A:  INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus

     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4. General Description of Minnesota Life Variable Life Account, Minnesota Life Insurance Company and Portfolio Companies

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

     10.        Loans

     11.        Lapse and Reinstatement

     12.        Taxes

     13.        Legal Proceedings

     14.        Financial Statements

PROSPECTUS

MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE VARIABLE LIFE ACCOUNT

VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

Variable Adjustable Life policy values may be invested in our separate account called the Minnesota Life Variable Life Account ("Variable Life Account"). Policy values may also be invested in a general account option. The actual cash value of each Policy will vary with the investment experience of these options.


You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR FINANCIAL ADVISER.


THE VARIABLE LIFE ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:

[ADVANTUS(R) LOGO]
CAPITAL MANAGEMENT

ADVANTUS SERIES FUND, INC.

-    BOND PORTFOLIO -- CLASS 2 SHARES

-    INDEX 400 MID-CAP PORTFOLIO -- CLASS 2 SHARES

-    INDEX 500 PORTFOLIO -- CLASS 2 SHARES

-    INTERNATIONAL BOND PORTFOLIO -- CLASS 2 SHARES

-    MONEY MARKET PORTFOLIO

-    MORTGAGE SECURITIES PORTFOLIO -- CLASS 2 SHARES

-    REAL ESTATE SECURITIES PORTFOLIO -- CLASS 2 SHARES

[Invesco Aim LOGO]

AIM VARIABLE INSURANCE FUNDS

-    AIM V.I. BASIC BALANCED FUND -- SERIES II SHARES

-    AIM V.I. CAPITAL APPRECIATION FUND -- SERIES II SHARES

-    AIM V.I. CORE EQUITY FUND -- SERIES II SHARES

[American Century Investments(R) LOGO]

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

-    VP INCOME & GROWTH FUND -- CLASS II SHARES

-    VP ULTRA(R) FUND -- CLASS II SHARES

-    VP VALUE FUND -- CLASS II SHARES

[CREDIT SUISSE LOGO]

CREDIT SUISSE TRUST

-    GLOBAL SMALL CAP PORTFOLIO

[Fidelity(R) LOGO]
INVESTMENTS

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

-    CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 SHARES

-    EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES

-    MID CAP PORTFOLIO -- SERVICE CLASS 2 SHARES

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

-    FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- CLASS 2 SHARES

-    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2 SHARES

-    MUTUAL SHARES SECURITIES FUND -- CLASS 2 SHARES

-    TEMPLETON DEVELOPING MARKETS SECURITIES FUND -- CLASS 2 SHARES

-    TEMPLETON GLOBAL ASSET ALLOCATION FUND -- CLASS 2 SHARES

[IVY FUNDS LOGO]
VARIABLE INSURANCE PORTFOLIOS


IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.

-    IVY FUNDS VIP ASSET STRATEGY

-    IVY FUNDS VIP BALANCED

-    IVY FUNDS VIP CORE EQUITY

-    IVY FUNDS VIP GROWTH

-    IVY FUNDS VIP INTERNATIONAL GROWTH

-    IVY FUNDS VIP INTERNATIONAL VALUE

-    IVY FUNDS VIP MICRO CAP GROWTH

-    IVY FUNDS VIP SCIENCE AND TECHNOLOGY

-    IVY FUNDS VIP SMALL CAP GROWTH

-    IVY FUNDS VIP SMALL CAP VALUE

-    IVY FUNDS VIP VALUE


[JANUS LOGO]

JANUS ASPEN SERIES

-    BALANCED PORTFOLIO -- SERVICE SHARES

-    FORTY PORTFOLIO -- SERVICE SHARES


-    OVERSEAS PORTFOLIO -- SERVICE SHARES


[MFS(R) LOGO]
INVESTMENT MANAGEMENT

MFS(R) VARIABLE INSURANCE TRUST(SM)

-    INVESTORS GROWTH STOCK SERIES -- SERVICE SHARES

-    MID CAP GROWTH SERIES -- SERVICE SHARES

-    NEW DISCOVERY SERIES -- SERVICE SHARES

-    VALUE SERIES -- SERVICE SHARES

[OppenheimerFunds(R) LOGO]
THE RIGHT WAY TO INVEST

OPPENHEIMER VARIABLE ACCOUNT FUNDS

-    CAPITAL APPRECIATION FUND/VA -- SERVICE SHARES

-    HIGH INCOME FUND/VA -- SERVICE SHARES

PANORAMA SERIES FUND, INC.

-    INTERNATIONAL GROWTH FUND/VA -- SERVICE SHARES

[PUTNAM INVESTMENTS LOGO]

PUTNAM VARIABLE TRUST


-    PUTNAM VT EQUITY INCOME FUND -- CLASS IB SHARES


-    PUTNAM VT GROWTH AND INCOME FUND -- CLASS IB SHARES

-    PUTNAM VT INTERNATIONAL EQUITY FUND -- CLASS IB SHARES

-    PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IB SHARES


-    PUTNAM VT VOYAGER FUND -- CLASS IB SHARES

PLEASE NOTE THAT THE POLICY AND THE FUND PORTFOLIOS:

-    are not guaranteed to achieve their goals;

-    are not federally insured;

-    are not endorsed by any bank or government agency; and

-    are subject to risks, including loss of the amount invested.


THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. YOU SHOULD READ THE PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THE POLICY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[MINNESOTA LIFE LOGO]

400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098
PH 651/665-3500 - HTTP:/www.minnesotalife.com


DATED: MAY 1, 2009

TABLE  OF  CONTENTS


SUMMARY OF BENEFITS AND RISKS                                                 1
GENERAL DESCRIPTIONS                                                          7
   Minnesota Life Insurance Company                                           7
   Variable Life Account                                                      8
   The Funds                                                                  8
   Additions, Deletions or Substitutions                                     14
   The Guaranteed Principal Account                                          15
   Payments Made by Underlying Mutual Funds                                  16
DETAILED INFORMATION ABOUT THE VARIABLE ADJUSTABLE LIFE INSURANCE POLICY     17
   Adjustable Life Insurance                                                 17
   Policy Adjustments                                                        18
   Applications and Policy Issue                                             21
   Policy Premiums                                                           22
   Actual Cash Value                                                         26
   Death Benefit Options                                                     30
   Policy Loans                                                              32
   Surrender                                                                 33
   Free Look                                                                 34
   Policy Charges                                                            34
   Other Policy Provisions                                                   38
   Additional Benefits                                                       40
OTHER MATTERS                                                                41
   Federal Tax Status                                                        41
   Voting Rights                                                             47
   Compensation Paid for the Sale Of Policies                                48
   Legal Proceedings                                                         49
   Registration Statement                                                    50
SPECIAL TERMS                                                                51
APPENDIX A -- EXAMPLE OF SALES CHARGE AND ADDITIONAL FACE AMOUNT CHARGE
   COMPUTATION                                                               52
STATEMENT OF ADDITIONAL INFORMATION                                          53


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SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a variable adjustable life insurance policy called VAL Horizon. The Policy combines both life insurance protection and the potential for accumulation of cash values; however, it may be unsuitable as a short- term investment due to the costs of insurance and the expenses charged.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?


The Policy described in this prospectus combines a guaranteed plan of insurance, flexible administrative procedures, and significant and useful market sensitive investment features. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within ten days after you receive it.


WHAT IS THE GUARANTEED PLAN OF INSURANCE?


For any given level of premium, face amount and death benefit option, we guarantee a specific plan of insurance. The plan of insurance is the period during which insurance coverage is guaranteed and the period during which you must pay premiums to maintain that guarantee. These two periods are not always the same. For example, the Policy could have guaranteed insurance coverage for 40 years, with premiums payable for seven years; or insurance coverage for life, with premiums payable for 30 years. See "Adjustable Life Insurance."


WHAT MAKES THE POLICY "ADJUSTABLE"?


The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option that you need. Based on these three factors, we will calculate the guaranteed plan of insurance. Some limitations do apply to policy adjustments. See "Policy Adjustments."


The maximum plan of insurance available is one where the Policy becomes paid up after the payment of five annual premiums. The minimum plan of insurance that we offer at original issue is a plan that provides guaranteed insurance coverage for ten years (if the insured's age at issue is 45 or less) with premiums payable for ten years. A protection plan of insurance guarantees insurance coverage and a scheduled premium level, for a specified number of years, always less than for whole life. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element.

At high premium levels, the period of premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the premium paying period.

For any given face amount and death benefit option, you may select a premium that results in a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. In general, the higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid up. In addition to scheduled premiums, the Policy affords you the flexibility to pay unscheduled or "non-repeating premiums."


WHAT MAKES THE POLICY "VARIABLE"?


The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. See "Variable Life Account" and "The Funds."

Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed principal account, you do not bear the risk that adverse investment performance will depreciate the account value. See "The Guaranteed Principal Account."


WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.


The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased actual cash values. The death benefit will vary only if necessary to satisfy the definition of life insurance. The Protection Option provides a variable death benefit equal to the guaranteed death benefit plus the policy value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased actual cash values. See "Death Benefit Options."


DO YOU HAVE ACCESS TO YOUR POLICY VALUES?


Yes. You may transfer policy values among the available investment options, make a partial surrender of the actual cash values, or surrender the Policy. See "Transfers" and "Surrender." You may also borrow up to 100 percent of your policy value as a policy loan. See "Policy Loans." Some of these transactions may have significant tax consequences. See "Federal Tax Status."

WHAT ADDITIONAL BENEFIT RIDERS DO WE MAKE AVAILABLE WITH THE POLICY?

We offer nine riders that provide supplemental benefits under the Policy: the Waiver of Premium, Inflation, Face Amount Increase, Business Continuation, Family Term, Exchange of Insureds, Accelerated Benefits, Early Value and Extended Maturity Agreements. We deduct monthly charges for the Waiver of Premium, Inflation, Face Amount Increase, Business Continuation, Family Term and Early Value Agreements. There is no charge for the Exchange of Insureds, Accelerated Benefits or the Extended Maturity Agreements. Your registered representative can help you determine whether any of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

WHAT ARE SOME OF THE RISKS OF THE POLICY?


There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. You should carefully review each Fund prospectus before purchasing the policy. See "Actual Cash Value."

If you allocate net premiums or policy value to the guaranteed principal account, we will credit those net premiums or policy value with a rate of interest we declare, but you assume the risk that the rate of interest may decrease, although it will never be lower than an annual rate of 4%.

There is a risk that a Policy will lapse. Lapse will occur if a scheduled premium is not paid, or if there is no actual cash value when there is a policy loan. Policy loans may increase the risk that the Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See "Policy Premiums."

You may make a partial surrender of the actual cash values. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the actual cash value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See "Federal Tax Status."


There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are constructively received prior to when they are actually received.


There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status."

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

SUMMARY FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

TRANSACTION FEES

This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, adjust the Policy or make transfers between the investment options.


            CHARGE                  WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
            ------              ------------------------------   -------------------------------
Sales Charge                    Upon first year premium          Maximum of 44 percent of first
                                payment and for the first year   year premium(2)
                                after a premium increase(1)

Premium Charge                  Upon premium payment             Maximum of 6 percent of
                                                                 premium in all years(3)

Additional Face Amount Charge   Upon first year premium          Maximum of $5 per $1,000 of
                                payment and for the first year   face amount(2)
                                after a premium increase(1)

Policy Adjustment Transaction   At policy adjustment for         $25
Charge(4)                       changes in premium, face
                                amount, plan of insurance, and
                                death benefit option

Partial Surrender Transaction   At partial surrender             Lesser of $25 or 2 percent of
Charge                                                           partial surrender amount

Transfer Transaction Charge     At transfer of cash values       Maximum of $25, currently
                                                                 $10(5)

Returned Check Transaction      When a check is returned         $25
Charge

Sub-standard Risk Charge        Upon premium payment             Maximum of $381.80 and
                                                                 minimum of $0.14 per $1,000
                                                                 of face amount annually.

                                                                 The charge for a representative
                                                                 male nonsmoker age 30 would
                                                                 be $1.67 per $1,000 of face
                                                                 amount annually(6)

Exchange Administrative         At issue of an internal          $200
Charge                          exchange


(1) First Year Premium is base premium payable in the first 12 months of the contract, or the increase in base premium paid in the 12 months following a premium increase.


(2) The charge only applies to base premium up to that which provides level premium and face amount for life.

(3) Applies to base premiums. This charge does not apply to premiums for additional agreements. This charge is currently 3 percent on non-repeating premiums. See "Special Terms."

(4)  See "Policy Adjustments."

(5)  Only applies to non-systematic transfers in excess of 12 per year.

(6) (i) The charge varies by the age and underwriting class of the insured as well as the face amount and premium level of the policy. (ii) The sub-standard risk charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to us.

        PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.


            CHARGE                  WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
            ------              ------------------------------   -------------------------------
Cost of Insurance Charge(1)     Monthly                          Maximum of $83.33 and minimum
(1980 CSO)                                                       of $0.01 per $1,000 of net
                                                                 amount at risk(2)

                                                                 The charge for a representative
                                                                 male nonsmoker preferred risk
                                                                 age 30 would be $0.04 per
                                                                 $1,000 of net amount at risk(2)

Cost of Insurance Charge(1)     Monthly                          Maximum of $83.33 and minimum
(2001 CSO)                                                       of $0.01 per $1,000 of net
                                                                 amount at risk(2)

                                                                 The charge for a representative
                                                                 male nonsmoker preferred risk
                                                                 age 30 would be $0.04 per
                                                                 $1,000 of net amount at risk(2)

Monthly Policy Charge           Monthly                          Maximum of $10 plus $0.03 per
                                                                 $1,000 of face amount;
                                                                 currently $8 plus $0.02 per
                                                                 $1,000 of face amount for the
                                                                 1980 CSO policy, and $10 plus
                                                                 $0.02 per $1,000 of face amount
                                                                 for the 2001 CSO policy.

Mortality and Expense Risk      Daily                            An annual rate of 0.50 percent
Charge                                                           of average daily net assets of
                                                                 Variable Life Account

Net Policy Loan Interest        Annually and upon policy         The net loan interest we charge
Charge                          adjustment                       depends upon how long the
                                                                 policy has been in force. For
                                                                 policies in force less than ten
                                                                 years, we charge a net loan
                                                                 interest amount of 1.0 percent.
                                                                 For policies in force more than
                                                                 ten years, we charge a net loan
                                                                 interest amount of 0.25
                                                                 percent.(3)

            CHARGE                  WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
            ------              ------------------------------   -------------------------------
Additional Agreements:          Upon premium payment             a) Maximum of $11.24 and
   a) Waiver of Premium                                             minimum of $0.12 per $1,000
      Agreement                                                     of face amount annually

                                                                    The charge for a
                                                                    representative male
                                                                    nonsmoker age 30 would be
                                                                    $0.30 per $1,000 of face
                                                                    amount annually(4)

   b) Inflation Agreement       Annually                         b) $8 annually

   c) Face Amount Increase      Upon premium payment             c) Maximum of $2.29 and
      Agreement                                                     Agreement minimum of $0.65
                                                                    per $1,000 of agreement
                                                                    coverage annually

                                                                    The charge for a
                                                                    representative male age 10
                                                                    would be $0.97 per $1,000 of
                                                                    agreement coverage
                                                                    annually(5)

   d) Business Continuation     Upon premium payment             d) Maximum of $35.04 and
      Agreement                                                     minimum of $0.10 per $1,000
                                                                    of agreement coverage
                                                                    annually

                                                                    The charge for a
                                                                    representative male and
                                                                    female both nonsmokers age
                                                                    40 would be $0.10 per $1,000
                                                                    of agreement coverage
                                                                    annually(6)

   e) Family Term Agreement     Upon premium payment             e) $5 per $1,000 of agreement
                                                                    coverage annually

   f) Early Values Agreement    Upon premium payment             f) Maximum of 10 percent of
                                                                    premium


(1) The minimum and maximum cost of insurance charge will remain the same for Policies issued prior to October 31, 2008 using the 1980 Commissioners Standard Ordinary Mortality (1980 CSO) Tables and those issued after October 31, 2008 using the 2001 Commissioners Standard Ordinary Mortality (2001 CSO) Tables. The maximum cost of insurance charges will occur at later ages for Policies issued after October 31, 2008 due to the longer life expectancies built into the 2001 CSO Tables. Increases in face amount for Policies issued prior to October 31, 2008 will use the 1980 CSO Tables for purposes of applying the minimum and maximum cost of insurance charges.

(2) Net amount at risk is defined as death benefit minus policy value. (i) This charge varies by the age and underwriting class of the insured as well as the duration, face amount and premium level of the policy. (ii) The cost of insurance charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to us.


(3) We charge interest on policy loans, but we also credit interest on the loan account value we hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loan account values. See "Policy Loan Interest."


(4) The charge varies by the age and underwriting class of the insured. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

(5) Varies by the age of the insured. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

(6) Varies by the ages and underwriting classes of the applicants. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

                  TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS


This table describes the total annual operating expenses associated with the Funds that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds for the fiscal year ended December 31, 2008. More detail concerning a particular Fund and its portfolios' fees and expenses is contained in the prospectus for that Fund.



CHARGE                                         MINIMUM   MAXIMUM
------                                         -------   -------
Total Annual Portfolio Operating Expenses(1)      %         %

(1) The total annual portfolio operating expenses include the investment management fee, distribution (12b-1) fee and other expenses for the Funds.


GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.


Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE LIFE ACCOUNT

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has 48 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS


Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this Prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.


                               INVESTMENT ADVISER                                   INVESTMENT
      FUND/PORTFOLIO             AND SUB-ADVISER                                     OBJECTIVE
-------------------------   ------------------------   -------------------------------------------------------------------
ADVANTUS SERIES FUND, INC.:

Bond Portfolio - Class 2    Advantus Capital           Seeks as high a level of a long-term total rate of return as is
Shares                      Management, Inc.           consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

                               INVESTMENT ADVISER                                   INVESTMENT
      FUND/PORTFOLIO             AND SUB-ADVISER                                     OBJECTIVE
-------------------------   ------------------------   -------------------------------------------------------------------
Index 400 Mid-Cap           Advantus Capital           Seeks investment results generally corresponding to the aggregate
Portfolio - Class 2         Management, Inc.           price and dividend performance of the publicly traded common stocks
Shares                                                 that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

Index 500 Portfolio -       Advantus Capital           Seeks investment results that correspond generally to the price and
Class 2 Shares              Management, Inc.           yield performance of the common stocks included in the Standard &
                                                       Poor's 500 Composite Stock Price Index (the S&P 500).

International Bond          Advantus Capital           Seeks to maximize current income, consistent with the protection of
Portfolio - Class 2         Management, Inc.           principal.
Shares                      SUB-ADVISER: Franklin
                            Advisers, Inc.

Money Market Portfolio      Advantus Capital           Seeks maximum current income to the extent consistent with
                            Management, Inc.           liquidity and the preservation of capital. Although the Money
                                                       Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money
                                                       Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance
                                                       Corporation or any government agency. In addition, because of expenses incurred by sub- accounts in the Variable Life Account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may also become extremely low and possibly negative. THE MONEY MARKET
                                                       PORTFOLIO PARTICIPATES IN TREASURY'S TEMPORARY GUARANTEE PROGRAM
                                                       FOR MONEY MARKET FUNDS. SEE THE MONEY MARKET PORTFOLIO PROSPECTUS
                                                       FOR ADDITIONAL INFORMATION.

Mortgage Securities         Advantus Capital           Seeks a high level of current income consistent with prudent
Portfolio - Class 2         Management, Inc.           investment risk.
Shares

Real Estate Securities      Advantus Capital           Seeks above average income and long-term growth of capital.
Portfolio - Class 2         Management, Inc.
Shares

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. Basic Balanced     Invesco Aim Advisors,      The fund's investment objective is long-term growth of capital and
Fund - Series II Shares     Inc.                       current income. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

AIM V.I. Capital            Invesco Aim Advisors,      The fund's investment objective is growth of capital. The investment
Appreciation Fund -         Inc.                       objective of the fund may be changed by the Board of Trustees (the
Series II Shares                                       Board) without shareholder approval.

AIM V.I. Core Equity        Invesco Aim Advisors,      The fund's investment objective is growth of capital. The investment
Fund - Series II Shares     Inc.                       objective of the fund may be changed by the Board of Trustees (the
                                                       Board) without shareholder approval.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

VP Income & Growth          American Century           Seeks capital growth by investing in common stocks. Income is a
Fund - Class II Shares      Investment Management,     secondary objective.
                            Inc.

                               INVESTMENT ADVISER                                   INVESTMENT
      FUND/PORTFOLIO             AND SUB-ADVISER                                     OBJECTIVE
-------------------------   ------------------------   -------------------------------------------------------------------
VP Ultra(R) Fund -          American Century           Seeks long-term capital growth.
Class II Shares             Investment
                            Management, Inc.

VP Value Fund -             American Century           Seeks long-term capital growth. Income is a secondary objective.
Class II Shares             Investment
                            Management, Inc.

CREDIT SUISSE TRUST:

Global Small Cap            Credit Suisse Asset        Seeks long-term growth of capital.
Portfolio                   Management, LLC SUB-
                            ADVISER: Credit Suisse
                            Asset Management
                            Limited (London), Credit
                            Suisse Asset Management
                            Limited (Australia),
                            Credit Suisse Asset
                            Management Limited
                            (Japan)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:

Contrafund(R) Portfolio -   Fidelity Management &      Seeks long-term capital appreciation.
Service Class 2 Shares      Research Company,
                            FMR Co., Inc., Fidelity
                            Management & Research
                            (U.K.) Inc. (FMR U.K.),
                            Fidelity Research &
                            Analysis Company,
                            Fidelity International
                            Investment Advisors
                            (FIIA), Fidelity
                            International Investment
                            Advisors (U.K.) Limited
                            (FIIA(U.K.)L), Fidelity
                            Investments Japan
                            Limited (FIJ)

Equity-Income Portfolio     Fidelity Management &      Seeks reasonable income. The fund will also consider the potential
- Service Class 2 Shares    Research Company,          for capital appreciation. The fund's goal is to achieve a yield
                            FMR Co., Inc., Fidelity    which exceeds the composite yield on the securities comprising the
                            Management & Research      Standard & Poor's 500(SM) Index (S&P 500(R)).
                            (U.K.) Inc. (FMR U.K.),
                            Fidelity Research &
                            Analysis Company,
                            Fidelity International
                            Investment Advisors
                            (FIIA), Fidelity
                            International
                            Investment Advisors
                            (U.K.) Limited
                            (FIIA(U.K.)L), Fidelity
                            Investments Japan
                            Limited (FIJ)

                               INVESTMENT ADVISER                                   INVESTMENT
      FUND/PORTFOLIO             AND SUB-ADVISER                                     OBJECTIVE
-------------------------   ------------------------   -------------------------------------------------------------------
Mid Cap Portfolio -         Fidelity Management &      Seeks long-term growth of capital.
Service Class 2 Shares      Research Company, FMR
                            Co., Inc., Fidelity
                            Management & Research
                            (U.K.) Inc. (FMR U.K.),
                            Fidelity Research &
                            Analysis Company,
                            Fidelity International
                            Investment Advisors
                            (FIIA), Fidelity
                            International Investment
                            Advisors (U.K.) Limited
                            (FIIA(U.K.)L), Fidelity
                            Investments Japan
                            Limited (FIJ)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

Franklin Large Cap Growth   Franklin Advisers, Inc.    The Fund's investment goal is capital appreciation.
Securities Fund - Class 2
Shares

Franklin Small-Mid Cap      Franklin Advisers, Inc.    The Fund's investment goal is long-term capital growth.
Growth Securities Fund -
Class 2 Shares

Mutual Shares Securities    Franklin Mutual            The Fund's principal investment goal is capital appreciation. Its
Fund - Class 2 Shares       Advisers, LLC              secondary goal is income.

Templeton Developing        Templeton Asset            The Fund's investment goal is long-term capital appreciation.
Markets Securities Fund -   Management Ltd.
Class 2 Shares

Templeton Global Asset      Templeton Investment       The Fund's investment goal is high total return.
Allocation Fund - Class 2   Counsel, LLC
Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.:

Ivy Funds VIP Asset         Waddell & Reed             Seeks high total return over the long term.
Strategy                    Investment Management
                            Company

Ivy Funds VIP Balanced      Waddell & Reed             Seeks, as a primary objective, to provide current income to the
                            Investment                 extent that, in the opinion of WRIMCO, the Portfolio's investment
                            Management Company         manager, market and economic conditions permit. As a secondary objective, the Portfolio seeks long-term appreciation of capital.

Ivy Funds VIP Core Equity   Waddell & Reed             Seeks capital growth and income.
                            Investment
                            Management Company

Ivy Funds VIP Growth        Waddell & Reed             Seeks capital growth, with current income as a secondary objective.
                            Investment
                            Management Company

                               INVESTMENT ADVISER                                   INVESTMENT
      FUND/PORTFOLIO             AND SUB-ADVISER                                     OBJECTIVE
-------------------------   ------------------------   -------------------------------------------------------------------
Ivy Funds VIP               Waddell & Reed             Seeks, as a primary objective, long-term appreciation of capital.
International Growth        Investment                 As a secondary objective, the Portfolio seeks current income.
                            Management Company

Ivy Funds VIP               Waddell & Reed             Seeks long-term capital growth.
International Value         Investment
                            Management Company
                            SUB-ADVISER: Templeton
                            Investment Counsel, LLC

Ivy Funds VIP Micro         Waddell & Reed             Seeks long-term capital appreciation.
Cap Growth                  Investment
                            Management Company
                            SUB-ADVISER: Wall Street
                            Associates

Ivy Funds VIP Science       Waddell & Reed             Seeks long-term capital growth.
and Technology              Investment
                            Management Company

Ivy Funds VIP Small         Waddell & Reed             Seeks growth of capital.
Cap Growth                  Investment
                            Management Company

Ivy Funds VIP Small         Waddell & Reed             Seeks long-term accumulation of capital.
Cap Value                   Investment
                            Management Company

Ivy Funds VIP Value         Waddell & Reed             Seeks long-term capital appreciation.
                            Investment
                            Management Company

JANUS ASPEN SERIES:

Balanced Portfolio -        Janus Capital              Seeks long-term capital growth, consistent with preservation of
Service Shares              Management LLC             capital and balanced by current income.

Forty Portfolio - Service   Janus Capital              Seeks long-term growth of capital.
Shares                      Management LLC

Overseas Portfolio -        Janus Capital              Seeks long-term growth of capital.
Service Shares              Management LLC

MFS(R) VARIABLE INSURANCE TRUST(SM):

Investors Growth Stock      Massachusetts Financial    Seek capital appreciation. The fund's objective may be changed
Series - Service Shares     Services Company           without shareholder approval.

Mid Cap Growth Series       Massachusetts Financial    Seek capital appreciation. The fund's objective may be changed
- Service Shares            Services Company           without shareholder approval.

New Discovery Series -      Massachusetts Financial    Seek capital appreciation. The fund's objective may be changed
Service Shares              Services Company           without shareholder approval.

Value Series - Service      Massachusetts Financial    Seek capital appreciation. The fund's objective may be changed
Shares                      Services Company           without shareholder approval.

                               INVESTMENT ADVISER                                   INVESTMENT
      FUND/PORTFOLIO             AND SUB-ADVISER                                     OBJECTIVE
-------------------------   ------------------------   -------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Capital Appreciation        OppenheimerFunds, Inc.     Seeks capital appreciation by investing in securities of well-known
Fund/VA - Service Shares                               established companies.

High Income Fund/VA         OppenheimerFunds, Inc.     Seeks a high level of current income from investment in high-yield
- Service Shares                                       fixed-income securities.

PANORAMA SERIES FUND, INC.:

International Growth        OppenheimerFunds, Inc.     Seeks long-term growth of capital by investing under normal
Fund/VA - Service Shares                               circumstances, at least 90 percent of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

PUTNAM VARIABLE TRUST:

Putnam VT Equity Income     Putnam Investment          Seeks capital growth and current income.
Fund - Class IB Shares      Management, LLC

Putnam VT Growth and        Putnam Investment          Seeks capital growth and current income.
Income Fund - Class IB      Management, LLC
Shares

Putnam VT International     Putnam Investment          Seeks capital appreciation.
Equity - Class IB Shares    Management, LLC

Putnam VT New               Putnam Investment          Seeks long-term capital appreciation.
Opportunities Fund -        Management, LLC
Class IB Shares

Putnam VT Voyager Fund -    Putnam Investment          Seeks capital appreciation.
Class IB Shares             Management, LLC


ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED PRINCIPAL ACCOUNT

The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, neither the guaranteed principal account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed principal account. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed principal account, please see the Variable Adjustable Life Policy.

GENERAL ACCOUNT DESCRIPTION Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. To the extent that we are required to pay you amounts in addition to your actual cash value under any guarantees under the Policy, including the death benefit, such amounts will come from our general account. You should be aware that our general assets are exposed to the risks normally associated with a portfolio of securities, including market interest rate, option, liquidity and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.


You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

GENERAL ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed principal account. We guarantee that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.

We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 1 percent per year.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

We pay the costs of selling Policies, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Life Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or our affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the Policy may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by us. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.35 percent of fund assets held in the Variable Life Account.


We took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when we determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently. All of the underlying mutual funds offered in the Policy currently pay 12b-1 fees to us (or our affiliates), and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to us. We also took these payments into consideration when we determined the amount of any asset credit that we pay.


We consider profitability when determining the charges in the Policy. In early Policy years, we do not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. We do, however, anticipate earning a profit in later Policy years. In general, our profit will be greater the longer a Policy is held and the greater a Policy's investment return.

DETAILED INFORMATION ABOUT THE VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

ADJUSTABLE LIFE INSURANCE

This Policy is similar to our conventional life insurance product known as "adjustable life." This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you plan to pay. BASED ON YOUR SELECTION OF THE PREMIUM, FACE AMOUNT AND DEATH BENEFIT OPTION, WE WILL CALCULATE THE GUARANTEED PLAN OF INSURANCE.

GENERALLY SPEAKING, AS LONG AS PREMIUMS ARE PAID AS PLANNED, A PLAN OF INSURANCE REFERS TO THE PERIOD DURING WHICH INSURANCE IS GUARANTEED AND THE PERIOD DURING WHICH YOU HAVE PLANNED TO PAY PREMIUMS. In defining the guaranteed plan of insurance, we use certain assumptions for mortality, expenses and investment returns. The TABULAR VALUE represents what the policy value would be if the actual experience of the Policy were to match exactly with the mortality, expense and investment return assumptions used in calculating the guaranteed plan of insurance. Thus, adjustable life allows you the flexibility to customize a Policy to meet your needs.

Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. This flexibility results in a broad range of plans of insurance.

Whole life insurance plans provide life insurance in an amount at least equal to the face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured.

Protection insurance plans provide life insurance in an amount at least equal to the face amount for a specified period, with premiums payable for a specified period. These two periods may not be the same.

At high premium levels, the period of premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the premium paying period.

The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which will provide a fully paid-up Policy after the payment of five annual premium payments. A Policy becomes paid up when its policy value is such that no further premiums are required to provide the death benefit until the death of the insured, provided there is no policy indebtedness.

Examples of whole life plans include Policies which become paid up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life. If you select a premium level for a specific face amount which would cause the Policy to become paid up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid up.

The lowest annual base premium allowed for any plan of insurance is $300; for insureds age 0 to 15, the minimum is $150. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a death benefit for a period of ten years from the policy date. If the insured's age at original issue is over age 45, the minimum plan of protection will be less than ten years, as described in the table below:

                MINIMUM PLAN
  ISSUE AGE       (IN YEARS)
-------------   ------------
      46              9
      47              8
      48              7
      49              6
      50              5
      51              4
52 or greater         3

This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $25,000; if the insured is age 0 to 15, the minimum face amount is $10,000.

POLICY ADJUSTMENTS

Adjustable life insurance policies allow you to change the premium, face amount or the death benefit option of the Policy after it is issued. SUBJECT TO THE LIMITATIONS DESCRIBED MORE FULLY BELOW, YOU CAN AT ANY TIME CHANGE THE FACE AMOUNT, THE DEATH BENEFIT OPTION OR YOUR SCHEDULED PREMIUM. Any of those changes will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period or the guaranteed period of coverage may be lengthened or shortened.

Changes in premium, face amount or the death benefit option are referred to as policy adjustments. A partial surrender of a Policy's cash value, an adjustment so that there are no further scheduled base premiums, a change in underwriting classification or any change requiring evidence of insurability are also policy adjustments. Adjustments may be made singly or in combination with one another.

Ordinarily the payment of a non-repeating premium does not cause an adjustment to the Policy; however, when a non-repeating premium is received in connection with a Section 1035 exchange, we will automatically adjust your Policy.

When a Policy is adjusted, we compute the new plan of insurance, face amount or premium amount. If your Policy has the Cash Option and a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender. You may also adjust your Policy so that the base premium is zero. An adjustment providing for no further scheduled base premium is also referred to as a "stop premium" mode and is described in "Avoiding Lapse" under "Policy Premiums." Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

IN COMPUTING A NEW PLAN OF INSURANCE AS A RESULT OF AN ADJUSTMENT, WE WILL MAKE THE CALCULATION ON THE BASIS OF THE HIGHER OF THE POLICY'S "TABULAR VALUE" OR 75 PERCENT OF THE POLICY'S "POLICY VALUE" AT THE TIME OF THE CHANGE. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular value" is the value underlying the guaranteed plan of insurance. If 75 percent of the policy value is higher than the tabular value, a policy adjustment will translate the excess value into an improved plan of insurance. IF 75 PERCENT OF THE POLICY VALUE IS LESS THAN THE TABULAR VALUE, USING THE TABULAR VALUE ENSURES THAT THE POLICY'S GUARANTEE OF A MINIMUM DEATH BENEFIT IS NOT IMPAIRED BY THE ADJUSTMENT.

Any adjustment will result in a redetermination of a Policy's tabular value. After adjustment, the tabular value shall be equal to the greater of 75 percent of the policy value or the tabular value prior to that adjustment, plus any non-repeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

On adjustment, you may request a new Policy face amount. In the absence of your instructions, we will calculate the face amount after adjustment depending on the Policy's death benefit option and the type of adjustment. If the Policy has the Cash Option, we will reduce the face amount by the amount of any partial surrender. With the Protection Option, we will not reduce the face amount, but the death benefit will be reduced by the amount of the partial surrender.

All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, death benefit option, scheduled premium, plan of insurance and attained age.

Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. We will process your application for adjustment only within 30 days of the effective date of the change. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.

RESTRICTIONS ON ADJUSTMENTS An adjustment must satisfy certain limitations on premiums, face amount and plan of insurance. Limitations are also designed to ensure that the Policy qualifies as life insurance for federal tax purposes. Other limitations on adjustments and combinations of adjustments may also apply. THE CURRENT LIMITS ON ADJUSTMENTS ARE THOSE DESCRIBED HERE. WE RESERVE THE RIGHT TO CHANGE THESE LIMITATIONS FROM TIME TO TIME.

     (1) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Inflation Agreement.

     (2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300; if the insured is age 0 to 15, the minimum is $150.

     (3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of an Inflation Agreement change or a partial surrender.

     (4) An adjustment may not result in more than a paid-up whole life plan for the current face amount.

     (5) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than five years or to age 100, if less.

     (6) After an adjustment involving a face amount or premium increase, the Policy must provide insurance to the next policy anniversary at or after ten years from the date of adjustment. If the insured's age at adjustment is over age 45, the minimum plan of protection will be less than ten years from the date of adjustment, as described in the table below.

                 NUMBER OF
ADJUSTMENT AGE     YEARS
--------------   ---------
      46             9
      47             8
      48             7
      49             6
      50             5
      51             4
 52 or greater       3

     (7) An adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment sufficient to keep the Policy in force until the next policy anniversary.

     (8) After any adjustment, other than those described in (6) and (7), the Policy must provide insurance to the later of: (a) the next policy anniversary at or after one year from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue was over age 45, the minimum plan of protection will be less than ten years, as described in the table below.

                NUMBER OF
  ISSUE AGE        YEARS
-------------   ----------
      46             9
      47             8
      48             7
      49             6
      50             5
      51             4
52 or greater        3

PROOF OF INSURABILITY We require proof of insurability for all adjustments resulting in an increase in death benefit, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk premiums when the Policy is on stop premium, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a non-repeating premium is paid if the death benefit of your Policy increases as a result of the payment of a non-repeating premium.

We may also require evidence of insurability to change underwriting classification or to add additional agreements.

CHARGES IN CONNECTION WITH POLICY ADJUSTMENTS In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a sales charge on any increase in premium on adjustment. We will also assess an additional face amount charge on any increase in face amount. See "Policy Charges." Limiting the sales charge and the additional face amount charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase.

The chart below illustrates the effect of certain policy adjustments:

                 ADJUSTMENT                                      EFFECT
-------------------------------------------   -----------------------------------------
Decrease the face amount and keep premiums    The guaranteed period of coverage will
the same                                      generally be longer

                     OR                                            OR

Keep the face amount the same and increase    The premium payment period will generally
premiums                                      be shorter

                     OR

Keep the face amount and premiums the same, and switch from the Protection Option to the Cash Option

Increase the face amount and keep premiums    The guaranteed period of coverage will
the same                                      generally be shorter

                     OR                                            OR

Keep the face amount the same and decrease    The premium paying period will generally
premiums                                      be longer

                     OR

Keep the face amount and premiums the same, and switch from the Cash Option to the Protection Option

APPLICATIONS AND POLICY ISSUE

Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $25,000 and we require an annual base premium on each Policy of at least $300. If the insured is age 0 to 15, the minimum face amount is $10,000 and the minimum premium is $150. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured's age at original issue is over age 45, the minimum plan of protection will be less than ten years from the Policy date, as shown in the chart under "Adjustable Life Insurance." The Policy must be issued on an insured no more than age 90. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. We will use the policy date to determine subsequent policy anniversaries and premium due dates.

If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

When the Policy is issued, the face amount, premium, and a listing of any additional agreements are stated on the policy information pages of the policy form, page 1.

POLICY PREMIUMS

The Policies have a level scheduled premium payable for a specified period or until the Policy becomes paid up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed in "Restrictions on Adjustments" under "Policy Adjustments," you may choose to adjust the Policy at any time and alter the amount of future premiums.

The initial premium required for a Policy will depend on the Policy's initial face amount, the death benefit option, the plan of insurance, the insured's age at issue, gender, risk classification, tobacco use and the additional benefits associated with the Policy.

The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves.


Scheduled premiums on the Policy are payable for a specified period on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled premiums monthly under our automatic payment plan through pre-authorized transfers from your account at your bank or other financial institution, or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.


Charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and non-repeating premiums to calculate net premiums.

Net premiums are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. See "Federal Tax Status." To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a signed written request, by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours, or by contacting us through our Internet Online Service Center. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment. In no event will any delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, we will allocate net premiums to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.

We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction.

NON-REPEATING PREMIUMS The Policy also allows a policy owner to pay a premium called a non- repeating premium. This payment of premium is in addition to the scheduled premiums. The payment of a non-repeating premium will increase the policy values you have available for investment in the Fund. The maximum non-repeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the face amount.


Non-repeating premium payments may be made in one of two ways; (i) you can make a payment at any time or (ii) if you would like to make payments on a scheduled basis, we will bill annually, semi- annually or quarterly for non-repeating premiums. In order to have billed non-repeating premiums, a Policy must have a total annual premium of at least $2,400 and the total annual amount billed for non- repeating premiums is at least $600. You may also arrange for monthly payments under our automatic payment plan through pre-authorized transfers from your account at your bank or other financial institution; in this situation, your base annual premium must be at least $2,400 and each non- repeating premium must be at least $50.


We may impose additional restrictions or refuse to permit non-repeating premiums at our discretion.

The payment of a non-repeating premium may have Federal income tax consequences. See "Federal Tax Status."


If mandated under applicable law, we may be required to reject a scheduled premium or non-repeating premium. We may also be required to provide information about you and your account to government regulators.


PAID-UP POLICIES A POLICY IS PAID UP WHEN NO ADDITIONAL PREMIUMS ARE REQUIRED TO PROVIDE THE FACE AMOUNT OF INSURANCE FOR THE LIFE OF THE INSURED. We may or may not accept additional premiums. However, the actual cash value of a paid-up Policy will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See "Policy Loans" below.

We will make a determination on each policy anniversary as to whether a Policy is paid up. When a Policy becomes paid up, we will send you a notice.

LAPSE YOUR POLICY MAY LAPSE IN ONE OF TWO WAYS: (1) IF A SCHEDULED PREMIUM IS NOT PAID; OR (2) IF THERE IS NO ACTUAL CASH VALUE WHEN THERE IS A POLICY LOAN.

As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insured's life will continue to be insured during this 31-day period. If the insured dies during the 31-day period, we will deduct unpaid policy charges for that period from the death proceeds.

If a Policy covers an insured in a sub-standard risk class, you must continue to pay the portion of the scheduled premium equal to the charge for such risk even if the Policy is on stop premium. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period will cause the Policy to lapse.

If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid up and all scheduled premiums had been paid.

If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If we do not receive the payment within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. See "Avoiding Lapse" below.

If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on (1) the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest for policies issued prior to October 31, 2008 and (2) the 2001 Commissioners Standard Ordinary Mortality Tables with 4 percent interest for policies issued subsequent to October 31, 2008. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. We will notify you that you must request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, or we will apply it to purchase extended term insurance on the insured's life.

We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.

You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. See "Policy Loans."

REINSTATEMENT At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:

     (1)  your written request to reinstate the Policy;

     (2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

     (3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per year compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 5 percent per year compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.

AVOIDING LAPSE If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium with an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under "Policy Loans." An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional policy charges. Automatic premium loans for the long term are generally not advantageous.

You may also avoid a lapse by adjusting your Policy to a zero base premium. We call this the stop premium mode. We will determine a new plan of insurance based on the face amount and death benefit option and the assumption that no further premiums will be paid.

The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is provided only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a guaranteed period of coverage. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary with the actual cash value. Because the actual cash value continues to exist, we will continue to assess policy charges against the actual cash value while the Policy is on stop premium. Moreover, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.

There are also other differences which you should consider. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.

If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode is more complicated since the period of guaranteed coverage under the extended term option will be different from that under the stop premium mode. When you are making this decision you should ask us what these periods are.

ACTUAL CASH VALUE

The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account. The actual cash value equals the value of the guaranteed principal account and the value of the sub-accounts of the Variable Life Account. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub- accounts of the Variable Life Account.

Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are paid when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts. Even if you continue to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges.


Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's current cash value through our Internet Service Center at www.minnesotalife.com.


The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, asset credits, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. We credit interest on the guaranteed principal account actual cash value of your Policy daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.

We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value made by multiplying the current number of sub-account units credited to a Policy by the current sub- account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the valuation period during which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, non-repeating premiums, asset credits, loan repayments, loan interest credits and transfers to that sub-account. The number of units will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero when the policy is surrendered or extended term insurance is purchased.

Each month we contribute an amount to your actual cash value in each subaccount or in the guaranteed principal account, known as an asset credit. The asset credit on an annual basis equals the following amounts: (1) for policies issued using the 1980 CSO Mortality Tables, 0.40 percent of your actual cash value in each subaccount or the guaranteed principal account; and (2) for policies issued using the 2001 CSO Mortality Tables, the asset credit may range from 0.05 to
0.50 percent of your actual cash value in a subaccount or the guaranteed principal account. We may discontinue the payment of asset credits at any time in our sole discretion.


The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of 0.50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

     (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

     (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex- dividend" date occurs during the current valuation period; with the sum divided by

     (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.


We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. In general, the net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time).


Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against and credits to your actual cash value, namely the Monthly Policy Charge and the Cost of Insurance Charge. Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, and the existence of policy loans.

TRANSFERS The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your actual cash value you wish to have in each of your sub-accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.

WE RESERVE THE RIGHT TO LIMIT THE AMOUNT TO BE TRANSFERRED TO OR FROM A SUB-ACCOUNT OR THE GUARANTEED PRINCIPAL ACCOUNT TO AT LEAST $250. If the actual cash value in an account is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is no charge for systematic transfers. There is a charge only for non-systematic transfers in excess of 12 per year.


Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission at (651) 665-6955, or by contacting us through our Internet Online Service Center at www.minnesotalife.com.


Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.


The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account in a policy year may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year.


Transfers from the guaranteed principal account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.

MARKET-TIMING AND DISRUPTIVE TRADING This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses

(including brokerage or other trading costs) for all portfolio shareholders, including long-term policy owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market-timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market- timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your Policy. We will consider one or more of the following factors:

     -    the dollar amount of the transfer(s);

     - whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

     - whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

     -    the number of transfers in the previous calendar quarter;

     - whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

In addition to our market-timing procedures, the underlying Portfolios may have their own market- timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the

Portfolio promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific policy owners who violate the market-timing policies established by the Portfolios.


In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent trading activity at any time without prior notice.


None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

DEATH BENEFIT OPTIONS

The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the CASH OPTION or the PROTECTION OPTION. If you fail to make an election, the Cash Option will be in effect. At no time will the death benefit be less than the minimum death benefit required so that the Policy qualifies as a life insurance policy under the guideline premium test of Section 7702 of the Internal Revenue Code.

CASH OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

     (1)  the face amount on the insured's date of death; or

     (2) a specified "age limitation percentage," (shown below), multiplied by the policy value on the insured's date of death.

Under the Cash Option, your death benefit remains level unless the limitation percentage multiplied by the policy value is greater than the face amount; then the death benefit will vary as the policy value varies.

The limitation percentage is the minimum percentage of policy value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

AGE LIMITATION                 PERCENTAGE
--------------   --------------------------------------
 40 and under                     250%
   41 to 45      250% minus 7% for each age over age 40
   46 to 50      215% minus 6% for each age over age 45
   51 to 55      185% minus 7% for each age over age 50
   56 to 60      150% minus 4% for each age over age 55
   61 to 65      130% minus 2% for each age over age 60
   66 to 70      l20% minus 1% for each age over age 65
   71 to 75      115% minus 2% for each age over age 70
   76 to 90                       105%
   91 to 95      105% minus 1% for each age over age 90
  96 to 121                       100%

If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the policy value will increase our risk, and we will increase the cost of insurance we assess from the policy value.

CASH OPTION GUIDELINE PREMIUM TEST ILLUSTRATION Assume that the insured's age is under 40. Under the Cash Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits.


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

However, because the death benefit must be equal to or be greater than 250 percent of the policy value, any time the policy value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. Every additional $100 added to the policy value above $40,000 will increase the death benefit by $250.

Similarly, so long as the policy value exceeds $40,000, every $100 taken out of the policy value will reduce the death benefit by $250. If at any time the policy value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.

PROTECTION OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

     (1)  the face amount plus the policy value on the insured's date of death;
          or

     (2) the limitation percentage (described above) multiplied by the policy value on the insured's date of death.

Under the Protection Option, the death benefit always varies as the policy value varies. The Protection Option is only available until the policy anniversary nearest the insured's age 100; at that time we will convert the death benefit option to the Cash Option.

PROTECTION OPTION GUIDELINE PREMIUM TEST ILLUSTRATION Assume that the insured's age is under 40. Under the Protection Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the policy value. Thus, a Policy with a policy value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the policy value. As a result, if the policy value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the policy value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of policy value above $66,666 will increase the death benefit by $250.

Similarly, any time the policy value exceeds $66,666, every $100 taken out of policy value will reduce the death benefit by $250. If at any time, the policy value multiplied by the limitation percentage is less than the face amount plus the policy value, then the death benefit will be the face amount plus the policy value of the Policy.

CHOOSING THE DEATH BENEFIT OPTION The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. Given the same face amount and premium the Cash Option will provide guaranteed coverage for a longer period than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit. However, under the Cash Option, favorable policy performance does not generally increase the death benefit, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable policy performance.

You may change the death benefit option while the Policy is in force through a policy adjustment. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See "Federal Tax Status."

POLICY LOANS

You may borrow from us using only your Policy as the security for the loan. THE TOTAL AMOUNT OF YOUR LOAN MAY NOT EXCEED 100 PERCENT OF YOUR POLICY VALUE. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See "Federal Tax Status."

The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.

When you take a loan, we will reduce both the death benefit and the actual cash value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account in the separate account on a pro-rata basis. The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. Except in those cases where the policy owner elects to take a loan against 100 percent of the cash value, a policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan value.

The actual cash value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. Policy loans that equal 100 percent of the policy value will immediately cause your policy value to decline to zero. IF YOUR POLICY HAS INDEBTEDNESS AND NO ACTUAL CASH VALUE, THE POLICY WILL LAPSE AND THERE MAY BE ADVERSE TAX CONSEQUENCES; SEE "FEDERAL TAX STATUS." In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

POLICY LOAN INTEREST The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

Policy loan interest is due:

     -    on the date of the death of the insured

     -    on a policy adjustment, surrender, lapse, a policy loan transaction

     -    on each policy anniversary.

If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 1 percent per year. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions for the allocation of net premiums.


Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 1 percent per year. However, if the Policy has been in force for ten years or more (including the period any previous Policy was in effect if that previous Policy issued by us was exchanged for this Policy), we will credit your loan at a rate which is equal to the policy loan rate minus 0.25 percent per year.


Policy loans may also be used as automatic premium loans to keep your Policy in force if a premium is unpaid at the end of the grace period. We will make automatic premium loans unless you have requested us not to. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.

POLICY LOAN REPAYMENTS If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis, and to each sub-account in the separate account on a pro-rata basis.

Loan repayments reduce your loan account by the amount of the loan repayment.

A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.

SURRENDER

You may request a surrender or partial surrender of your Policy at any time while the insured is living. The surrender value of the Policy is the actual cash value plus asset credits and minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.

We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. The maximum partial surrender is the amount available as a policy loan. The death benefit of the Policy will be reduced by the amount of the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.

We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial surrender from a Policy, which is on stop premium, is being used to pay premiums for sub- standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial surrender are also waived.

On a partial surrender, you may tell us from which Variable Life Account sub-accounts a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub- account of the separate account on a pro-rata basis. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

We will pay a surrender or partial surrender as soon as possible, but not later than seven days after we receive your written request for surrender. However, if any portion of the actual cash value to be surrendered is attributable to a premium or non-repeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent within ten days after you receive it.

If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

If the Policy is adjusted, as described under "Policy Adjustments," and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within ten days after you receive it. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

POLICY CHARGES

PREMIUM CHARGES Premium charges vary depending on whether the premium is a scheduled premium or a non-repeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. Charges for sub-standard risks and charges for additional agreements are deducted from the premium to calculate the base premium. The SUB-STANDARD RISK CHARGE is for providing the death benefit for policies whose mortality risks exceed the standard. Factors that we consider when categorizing a risk as sub-standard risk include: a dangerous avocation or occupation, medical conditions, family history of disease, bad driving record, high-risk personal habits (e.g. drug use), obesity, high blood pressure or high levels of cholesterol. Charges for additional agreements are shown in the Summary Fee Tables under "Summary of Benefits and Risks."

From base premiums we deduct a sales charge, an additional face amount charge and a premium charge.

     (1) The SALES CHARGE consists of a deduction from each premium of up to 44 percent. The sales charge applies only to base premiums, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a sales charge is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. In other words, the amount of any base premium in excess of this amount will not be subject to the sales charge.

          Only adjustments that involve an increase in base premium in excess of the highest base premium ever paid on the Policy will result in an additional sales charge being assessed on that increase in premium. If any adjustment occurs during a period when a sales charge is being collected and the adjustment results in an increase in base premium, an additional sales charge, not to exceed 44 percent of the increase in base premium, will be added to the uncollected portion of the sales charge that was being collected prior to the adjustment. This total amount of sales charge will then be collected during the 12-month period following the adjustment.

          If any adjustment occurs during the 12-month period when a sales charge is being collected and the adjustment does not result in an increase in base premium, a portion or all of the remaining sales charge will be collected during the 12-month period following the adjustment.

          For examples of how we compute the sales charge and the additional face amount charge, see Appendix A.

          The sales charge is designed to compensate us for some of the distribution expenses incurred with respect to the Policies. (Additional distribution expenses are covered by all or a portion of the premium charge described below.) The amount of the sales charge in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge or the premium charge, we will recover them from our other assets or surplus including profits from the mortality and expense risk charge.

     (2) The ADDITIONAL FACE AMOUNT CHARGE is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be paid during the first policy year and during the twelve months following certain policy adjustments. The additional face amount charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records.

     (3) The PREMIUM CHARGE of 6 percent is deducted from each base premium. This charge is designed to cover sales commissions in early policy years and other charges related to premiums in later policy years, such as administrative expenses and taxes.

NON-REPEATING PREMIUMS Non-repeating premiums are currently subject to a premium charge of 3 percent. We do not assess a sales charge or an additional face amount charge against non-repeating premiums.

ACTUAL CASH VALUE CHARGES In addition to deductions from premiums and non-repeating premiums, we assess from the actual cash value of a Policy a monthly policy charge, the cost of insurance charge and transaction charges. These charges are as follows:


     (1) The MONTHLY POLICY CHARGE is designed to cover certain of our administrative expenses, including those attributable to the records we create and maintain for your Policy. The monthly policy charge is $8 plus $.02 per $1,000 of face amount for policies issued using the 1980 CSO Tables and $10 plus $0.02 per $1,000 of face amount for policies using the 2001 CSO Tables. We can increase this charge, but it will never exceed $10 plus $.03 per $1,000 of face amount.


     (2) The COST OF INSURANCE CHARGE compensates us for providing the death benefit under a Policy. The minimum guaranteed monthly charge is $0.01 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The minimum and maximum cost of insurance charge will remain the same for policies issued using the 1980 CSO Tables and for those using the 2001 CSO Tables. The maximum cost of insurance charges will occur at later ages for policies issued after October 31, 2008 due to the longer life expectancies built into the 2001 CSO Tables. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, gender, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy and the tobacco use of the insured. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables for policies issued prior to October 31, 2008 and will not exceed the maximum charges for mortality derived from the 2001 Commissioners Standard Ordinary Mortality Tables for policies issued after October 31, 2008. The net amount at risk is the death benefit under your Policy less your policy value. The net amount at risk varies with investment performance, payment of premiums and policy charges. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

     (3) The TRANSACTION CHARGES are for expenses associated with processing transactions. There is a POLICY ADJUSTMENT TRANSACTION CHARGE of $25 for each policy adjustment (a change in premium, face amount, death benefit option or plan of insurance).

          If the only policy adjustment is a partial surrender, the PARTIAL SURRENDER TRANSACTION CHARGE shall be the lesser of $25 or 2 percent of the amount surrendered.

          We also reserve the right to make a TRANSFER TRANSACTION CHARGE, not to exceed $25, for each transfer of actual cash value among the guaranteed principal account and the sub- accounts of the Variable Life Account. Currently there is a $10 charge only for non- systematic transfers in excess of 12 per year.

          We may also make a charge, not to exceed $25, for each returned check.

We assess the monthly policy charge and cost of insurance charge against your actual cash value on the monthly policy anniversary. In addition, we assess such charges on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.

We assess transaction charges against your actual cash value at the time of a policy adjustment, when a transfer is made, or when a check is returned. In the case of a transfer, the charge is assessed against the amount transferred.

Ordinarily, we assess charges against your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and from each sub-account in the separate account on a pro-rata basis. However, if you instruct us in writing, we will assess the monthly policy charge and the cost of insurance charge against the guaranteed principal account or the sub-account(s) that you specify.


SEPARATE ACCOUNT CHARGES We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of 0.50 percent of the average daily net assets of the Variable Life Account.


PORTFOLIO COMPANY CHARGES Charges are deducted from and expenses paid out of the assets of the Fund Portfolio Companies, as described in the prospectus for those companies.

POLICIES ISSUED IN EXCHANGE We will waive or modify certain charges assessed against base premiums as described above in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in this prospectus. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. A $200 EXCHANGE ADMINISTRATIVE CHARGE is currently required for the exchange. This charge will be deducted from the existing cash values.


To be eligible for an exchange, the existing policy must have been in force for at least two years, and there must not be any first year charges currently being taken as a result of any policy adjustment. When a new Policy is issued in exchange for an existing policy, we will waive the sales charge and the premium charge on the existing base premium, and we will waive the additional face amount charge on the existing face amount. All other charges described in this prospectus will apply to the Policy.


CHARGES FOR AGREEMENTS We assess the following monthly charges for supplemental insurance benefits that you may add to your Policy by Agreement:

WAIVER OF PREMIUM AGREEMENT - the minimum guaranteed annual charge is $0.12 per $1,000 of face amount and the maximum guaranteed annual charge is $11.24 per $1,000 of face amount.

INFLATION AGREEMENT - the guaranteed annual charge is $8.00.

FACE AMOUNT INCREASE AGREEMENT - the minimum guaranteed annual charge is $0.65 per $1,000 of agreement coverage and the maximum guaranteed annual charge is $2.29 per $1,000 of agreement coverage.

BUSINESS CONTINUATION AGREEMENT - the minimum guaranteed annual charge is $0.10 per $1,000 of agreement coverage and the maximum guaranteed annual charge is $35.04 per $1,000 of agreement coverage.

FAMILY TERM AGREEMENT - the guaranteed annual charge is $5.00 per $1,000 of agreement coverage.

EARLY VALUES AGREEMENT - the maximum guaranteed charge is 10 percent of premium.


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OTHER POLICY PROVISIONS

BENEFICIARY When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

PAYMENT OF PROCEEDS The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

     (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

     (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.


If mandated under applicable law, we may be required to block a Policy Owner's account and thereby refuse to process any request for transfer, surrender, partial surrender, policy loan or death benefit proceeds, until instructions are received from the appropriate regulator. We may also be required to provide information about you and your account to government regulators.


SETTLEMENT OPTIONS The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. In general, we will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.


We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent.

The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $20.


You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.


Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

OPTION 1 -- INTEREST PAYMENTS

We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

We will make payments for a specified number of years.

OPTION 3 -- LIFE INCOME

We will make payments monthly during the lifetime of the person who is to receive the income, terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant.

OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

We will pay a specified amount until the proceeds and interest are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.


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

The minimum amount of interest we will pay under any settlement option is 3 percent per year. Additional interest earnings, if any, on deposits under a settlement option will be payable as we determine.

ASSIGNMENT The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, we may contest that policy adjustment, reinstatement or change for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy adjustment, reinstatement or change.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy adjustment, reinstatement or change our liability with respect to the policy adjustment, reinstatement or change will be limited to an amount equal to the premiums paid for the policy adjustment, reinstatement or change.

REPORTS At least once each year we will send you a report. This report will include the actual cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

ADDITIONAL BENEFITS

You may be able to obtain additional policy benefits, subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

WAIVER OF PREMIUM AGREEMENT The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability.

INFLATION AGREEMENT The Inflation Agreement requires an additional premium and provides for a face amount increase equal to twice the percentage increase in the consumer price index during the previous three years, subject to a maximum of $100,000.

FACE AMOUNT INCREASE AGREEMENT The Face Amount Increase Agreement requires an additional premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.


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BUSINESS CONTINUATION AGREEMENT The Business Continuation Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you.

FAMILY TERM RIDER The Family Term Rider requires an additional premium and provides a fixed amount of term insurance on children of an insured.

EXCHANGE OF INSUREDS AGREEMENT The Exchange of Insureds Agreement requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting. Because the exchange is generally a taxable event, you should consult a tax advisor about the tax consequences before making such an exchange.

ACCELERATED BENEFITS AGREEMENT The Accelerated Benefits Agreement is issued without additional premium. It allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury.

EARLY VALUES AGREEMENT The Early Values Agreement requires an additional premium, payable for ten years, and waives a portion of policy charges in the first policy year.

EXTENDED MATURITY AGREEMENT The Extended Maturity Agreement requires no additional premium and provides for the continuation of the Policy beyond the maturity age of the insured.

OTHER MATTERS

FEDERAL TAX STATUS

INTRODUCTION The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE LIFE ACCOUNT We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF POLICIES Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.


DIVERSIFICATION OF INVESTMENTS Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Life Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Life Account to be deemed to be "adequately diversified."


OWNER CONTROL In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build-up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.

Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is lapsed or surrendered.

A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the
Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS It should be noted, however, that under the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts you receive, such as dividends, cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59(1)?2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of our efforts to provide a payment schedule that will not violate the 7-pay test.

Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.

A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.

The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policy owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any non-repeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same Policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

WITHHOLDING To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TAXES The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.


In addition, while we intend for the Policy to remain in force through the insured's age 121, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.


OTHER TRANSACTIONS Changing the Policy owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.


BUSINESS USES OF POLICY The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS The Pension Protection Act of 2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer- owned life insurance contract.

SPLIT DOLLAR ARRANGEMENTS A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of the Act's effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the Policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's

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death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

VOTING RIGHTS


We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

     - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

     - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

COMPENSATION PAID FOR THE SALE OF THE POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL Except for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. We may also pay additional compensation of up to 0.20 percent of the actual cash value in policy years two and later. For the Early Values Agreement, commissions will be 60 percent of the premium for that agreement for all years.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, insurance benefits, and other benefits based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General Agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

PAYMENTS TO BROKER-DEALERS We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

LEGAL PROCEEDINGS


Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Variable Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Variable Life Account.

REGISTRATION STATEMENT


We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information regarding the Account, Minnesota Life and the Policies.

SPECIAL TERMS

As used in this prospectus, the following terms have the indicated meanings:

ACTUAL CASH VALUE: the value of your interest in the Variable Life Account and the value of your interest in the guaranteed principal account under a Policy. Each is valued separately. Actual cash value does not include the loan account.


ASSET CREDIT: an amount we contribute each month to your actual cash value in each subaccount or the guaranteed principal account. The asset credit on an annual basis equals the following amounts: (1) for policies issued using the 1980 CSO Mortality Tables, 0.40 percent of your actual cash value in each subaccount or the guaranteed principal account; and (2) for policies issued using the 2001 CSO Mortality Tables, the asset credit may range from 0.05 to
0.50 percent of your actual cash value in a subaccount or the guaranteed principal account. We may discontinue the payment of asset credits at any time in our sole discretion.


BASE PREMIUM: the premium less any amount deducted from the premium for additional benefits and for sub-standard risks.

CODE: the Internal Revenue Code of 1986, as amended.

FUNDS: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account.

GUARANTEED PRINCIPAL ACCOUNT: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.

LOAN ACCOUNT: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.

NON-REPEATING PREMIUM: a payment made to this Policy in addition to its scheduled payments.

PAID UP: the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.

POLICY OWNER: the owner of a Policy.

POLICY VALUE: the actual cash value of a Policy plus any policy loan.

POLICY YEAR: a period of one year beginning with the policy date or a policy anniversary.

PREMIUM: a scheduled payment required for this Policy.


PRO-RATA: a ratio that is derived by dividing a Policy Owner's actual cash value in a subaccount or in the guaranteed principal account by the actual cash value of the Policy.

VALUATION DATE: each date on which a Fund Portfolio values its assets. Fund Portfolio assets are valued at the end of a Valuation Date (typically 3:00 p.m. Central Time).

VALUATION PERIOD: the period between the end of successive valuation dates.


VARIABLE LIFE ACCOUNT: a separate investment account called the Minnesota Life Variable Life Account, composed of sub-accounts. The investment experience of its assets is kept separate from our other assets.

WE, OUR, US: Minnesota Life Insurance Company.


YOU, YOUR: the policy owner.

APPENDIX A

EXAMPLE OF SALES CHARGE AND ADDITIONAL FACE AMOUNT CHARGE COMPUTATION

As an example of the method we use to compute sales charge and additional face amount charge, assume a protection plan of insurance guaranteeing coverage for 20 years. This plan results from an annual base premium of $2,000, a face amount of $100,000 and the Cash Option. As base premiums are paid in the first year, we assess the sales charge of 44 percent or $880. In addition, we assess an additional face amount charge of $5 per thousand of face amount or $500.

Using the example above, the sales charge each month is $73.33. After nine months, we have collected $660 and the uncollected sales charge is $220. Suppose that there is an adjustment at this point that increases the premium from $2,000 to $3,000. The increased premium will be assessed a sales charge of 44 percent, or $440. This will be added to the uncollected sales charge of $220. The total sales charge of $660 will be collected in the 12 months following the adjustment, at $55 per month.

Alternatively, suppose that the adjustment after nine months decreases the premium from $2,000 to $1,000. The uncollected sales charge of $220 will be reduced in the same proportion as the base premium, 50 percent, to $110, and this sales charge will be collected in the 12 months following the adjustment at $27.50 per month.

The additional face amount charge will also be recalculated if an adjustment occurs during a period in which it is being collected. Again, using our example, suppose there is an adjustment after nine months; the uncollected additional face amount charge is $125. If the adjustment results in a face amount increase of $100,000, the new additional face amount charge of $500 will be added to the uncollected charge of $125, and the total of $625 will be collected in the 12 months following the adjustment. If the adjustment results in a decrease in face amount, no reduction in the uncollected portion of the additional face amount charge is made. So the remaining $125 will be collected in the 12 months following the adjustment at $10.42 per month.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

The table of contents for the Statement of Additional Information is as follows:

     General Information and History
     Additional Information About Operation of Contracts and Registrant Underwriters
     Additional Information About Charges
     Illustrations
     Financial Statements

RULE 12H-7 REPRESENTATION


Consistent with well established industry and SEC practice, Minnesota Life does not believe that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act") as depositor of the Variable Life Account, or for any other Variable Separate Account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Securities Exchange Act, Minnesota Life intends to rely upon the exemption from those requirements set forth in Rule 12h-7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.


Investment Company Act No. 811-4585

                 (This page has been left blank intentionally.)

PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item Number     Caption in Prospectus

     15.        Cover Page and Table of Contents

     16.        General Information and History

     17.        Services

     18.        Premiums

     19. Additional Information About Operation of Contracts and Minnesota Life Variable Life Account

     20.        Underwriters

     21.        Additional Information About Charges

     22.        Lapse and Reinstatement

     23.        Loans

     24.        Financial Statements

     25.        Illustrations

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.

                    Senior Vice President and General Counsel

                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)


                       Statement of Additional Information

          The date of this document and the prospectus is: May 1, 2009

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account ("Variable Life Account"), in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.


The Variable Life Account currently has 48 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.

Except for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. We may also pay additional compensation of up to .2 percent of the actual cash value in policy years two and later. For the Early Values Agreement, commissions will be 60 percent of the premium for that agreement for all years. Amounts paid by Minnesota Life to the underwriters of the Policies during 2008, 2007 and 2006 were $54,312,446, $58,878,903 and $60,348,680 respectively, which include amounts paid for other contracts issued through the Variable Life Account.

While Securian Financial does not receive any direct compensation from Minnesota Life when selling a Minnesota Life variable product, it is reimbursed by Minnesota Life for compliance related costs resulting from Securian's sales of Minnesota Life variable products.


In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

a) Sales Load
The sales load consists of a deduction from each premium of a 6 percent Premium Charge and it may also include a first year Sales Charge deduction not to exceed 44 percent. The first year Sales Charge will apply only to base premium, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed.

b) Special Purchase Plans
We will waive or modify certain charges assessed against base premiums in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in the prospectus. In those situations, we will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. Following the exchange, premium payments will not be subject to a first year Sales Charge or Additional Face Amount Charge on the existing face amount, unless evidence of insurability was required for the exchange.

c) Underwriting Procedures
We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or face amount increases pursuant to an additional benefit agreement.

For policies issued prior to October 31, 2008, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.

For policies issued after October 31, 2008, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 2001 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

d) Increases in Face Amount
An Increase in Face Amount is a policy adjustment and is subject to a $25 transaction charge. An Increase in Face Amount is also subject to an Additional Face Amount Charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against premiums in the 12 months following the policy adjustment.

ILLUSTRATIONS

Two illustrations are provided for a preferred non-tobacco risk male age 30, the first illustration uses 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO") and the second uses 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO"). The illustration shows the projected actual cash values, death benefits and premiums. The Protection Death Benefit Option is shown. The plan of insurance for the illustration is a protection plan, with an initial face amount of $475,000 and a premium of $4,100. We show the illustration based on both guaranteed maximum and current charges, and we include all charges.

For contracts issued prior to October 31, 2008, guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form. We use the male, female and unisex smoker-distinct 1980 CSO, as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 1980 CSO Tables.

For contracts issued after to October 31, 2008, guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form. We use the male, female and unisex smoker-distinct 2001 CSO, as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the tobacco-use of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The illustrations show how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustrations assume scheduled premiums are paid when due.

The amounts shown for the hypothetical cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations are at an annual rate of .50 percent. The investment management fee illustrated is .68 percent and represent the arithmetic average of the annual fee charged for all portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .13 percent, representing the arithmetic average of the 2007 expense ratios of the portfolios of the Funds. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is .24 percent and represent the arithmetic average of those fees charged for portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.55 percent, 4.45 percent and 10.45 percent.

The illustrations reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, death benefit option, plan of insurance and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this prospectus, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations.

                                1980 CSO VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                        INITIAL FACE AMOUNT -- $475,000

                        $4,100 INITIAL SCHEDULED PREMIUM

                              USING CURRENT CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                              0% GROSS                        6.00% GROSS                  12.00% GROSS
                                            (-1.55% NET)                      (4.45% NET)                  (10.45% NET)

   POL      ATT          BASE          POLICY               DEATH          POLICY         DEATH           POLICY         DEATH
   YR       AGE        PREMIUM         VALUE               BENEFIT         VALUE         BENEFIT          VALUE         BENEFIT
   --       ---        -------       ---------             -------         ------        -------          ------        -------
   1         31      $ 4,100         $      49           $ 475,000     $       80     $    475,000   $       112   $    475,000
   2         32        4,100             2,987             475,049          3,231          475,080         3,480        475,112
   3         33        4,100             5,877             477,987          6,520          478,231         7,199        478,480
   4         34        4,100             8,714             480,877          9,950          481,520        11,304        482,199
   5         35        4,100            11,490             483,714         13,518          484,950        15,826        486,304

   6         36        4,100            14,318             486,490         17,345          488,518        20,926        490,826
   7         37        4,100            17,241             489,318         21,489          492,345        26,718        495,926
   8         38        4,100            20,190             492,241         25,898          496,489        33,204        501,718
   9         39        4,100            23,122             495,190         30,537          500,898        40,414        508,204
  10         40        4,100            26,021             498,122         35,405          505,537        48,412        515,414

  15         45        4,100            39,607             512,031         63,079          532,086       103,024        564,816
  20         50        4,100            51,329             524,128         96,914          564,581       193,148        643,312
  25         55        4,100            61,133             534,406        138,394          604,483       342,645        781,462
  30         60        4,100            67,319             541,432        187,502          652,054       589,343      1,004,649
  35         65        4,100            68,747             543,904        244,711          707,603       997,200      1,373,409

  40         70        4,100            63,247             540,158        309,449          771,096     1,672,354      1,983,831
  45         75        4,100            45,760             525,325        377,426          838,686     2,789,029      2,993,506
  50         80        4,100            11,807             495,313        443,633          906,021     4,638,688      4,665,557
  55         85        4,100                 0                   0        496,888          962,937     7,705,161      7,436,773
  60         90        4,100                 0                   0        519,305          993,459    12,781,115     12,133,216

  65         95        4,100                 0                   0        487,297          974,148    21,074,237     20,032,770
  70        100        4,100                 0                   0        376,505          881,326    34,504,076     32,846,939

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 1980 CSO VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                       INITIAL DEATH BENEFIT -- $475,000

                        $4,100 INITIAL SCHEDULED PREMIUM

                       USING MAXIMUM CONTRACTUAL CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                            0% GROSS                   6.00% GROSS                    12.00% GROSS
                                          (-1.55% NET)                 (4.45% NET)                    (10.45% NET)

  POL      ATT         BASE         POLICY            DEATH          POLICY          DEATH            POLICY           DEATH
   YR      AGE        PREMIUM       VALUE            BENEFIT         VALUE          BENEFIT           VALUE           BENEFIT
  ---      ---        -------       -------          -------         ------         -------           ------          -------
  1         31      $   4,100    $       23      $   475,000    $        53      $  475,000      $        85      $   475,000
  2         32          4,100         2,923          475,023          3,164         475,053            3,408          475,085
  3         33          4,100         5,765          477,923          6,398         478,164            7,065          478,408
  4         34          4,100         8,544          480,765          9,756         481,398           11,083          482,065
  5         35          4,100        11,251          483,544         13,235         484,756           15,491          486,083

  6         36          4,100        13,879          486,251         16,830         488,235           20,320          490,491
  7         37          4,100        16,433          488,879         20,551         491,830           25,619          495,320
  8         38          4,100        18,895          491,433         24,384         495,551           31,417          500,619
  9         39          4,100        21,267          493,895         28,334         499,384           37,766          506,417
 10         40          4,100        23,541          496,267         32,396         503,334           44,714          512,766

 15         45          4,100        33,215          506,521         54,282         524,701           90,535          554,654
 20         50          4,100        39,470          513,543         78,406         548,444          162,319          620,275
 25         55          4,100        40,818          516,083        103,327         573,438          274,527          722,967
 30         60          4,100        35,014          511,773        126,181         596,854          449,608          882,974
 35         65          4,100        20,321          499,179        143,904         616,079          725,151        1,134,637

 40         70          4,100             0          475,000        149,836         624,901        1,159,566        1,531,001
 45         75          4,100             0          475,000        134,929         615,266        1,848,214        2,158,872
 50         80          4,100             0                0         78,228         569,561        2,937,376        3,153,311
 55         85          4,100             0                0              0               0        4,651,685        4,719,311
 60         90          4,100             0                0              0               0        7,349,556        7,181,764

 65         95          4,100             0                0              0               0       11,605,673       11,132,177
 70        100          4,100             0                0              0               0       17,163,764       17,043,425



The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                2001 CSO VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                        INITIAL FACE AMOUNT -- $475,000

                        $4,100 INITIAL SCHEDULED PREMIUM

                              USING CURRENT CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                              0% GROSS                        6.00% GROSS                  12.00% GROSS
                                            (-1.55% NET)                      (4.45% NET)                  (10.45% NET)

   POL      ATT          BASE          POLICY               DEATH          POLICY         DEATH           POLICY         DEATH
   YR       AGE        PREMIUM         VALUE               BENEFIT         VALUE         BENEFIT          VALUE         BENEFIT
   --       ---        -------       ---------             -------         ------        -------          ------        -------
    1        31         $4,100        $     41            $475,000        $    66       $475,000      $       91     $  475,000
    2        32          4,100           3,187             475,041          3,429        475,066           3,676        475,091
    3        33          4,100           6,297             478,187          6,957        478,429           7,651        478,676
    4        34          4,100           9,357             481,297         10,642        481,957          12,044        482,651
    5        35          4,100          12,372             484,357         14,496        485,642          16,906        487,044

    6        36          4,100          15,338             487,372         18,524        489,496          22,283        491,906
    7        37          4,100          18,246             490,338         22,723        493,524          28,220        497,283
    8        38          4,100          21,097             493,246         27,103        497,723          34,779        503,220
    9        39          4,100          23,872             496,097         31,652        502,103          42,007        509,779
   10        40          4,100          26,582             498,872         36,388        506,652          49,988        517,007

   15        45          4,100          38,811             511,579         62,814        532,175         103,945        565,979
   20        50          4,100          49,961             522,769         95,813        563,555         193,752        646,880
   25        55          4,100          59,817             533,076        136,967        603,123         343,619        782,342
   30        60          4,100          66,076             540,175        185,691        650,328         590,976      1,006,121
   35        65          4,100          67,575             542,718        242,415        705,413         999,938      1,375,879

   40        70          4,100          62,141             539,039        306,536        768,318       1,676,945      1,987,971
   45        75          4,100          44,716             524,269        373,731        835,163       2,796,728      3,000,449
   50        80          4,100          10,821             494,316        438,947        901,552       4,651,598      4,677,199
   55        85          4,100         (47,886)            441,254        490,944        957,268       7,726,810      7,456,295
   60        90          4,100        (142,587)            354,891        511,765        986,270      12,817,127     12,167,414

   65        95          4,100        (284,306)            223,090        477,735        965,031      21,133,544     20,089,156
   70       100          4,100        (478,776)             39,588        364,378        869,762      34,601,106     32,939,319

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 2001 CSO VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                       INITIAL DEATH BENEFIT -- $475,000

                        $4,100 INITIAL SCHEDULED PREMIUM

                       USING MAXIMUM CONTRACTUAL CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                            0% GROSS                   6.00% GROSS                    12.00% GROSS
                                          (-1.55% NET)                 (4.45% NET)                    (10.45% NET)

  POL      ATT         BASE         POLICY            DEATH          POLICY          DEATH            POLICY           DEATH
   YR      AGE        PREMIUM       VALUE            BENEFIT         VALUE          BENEFIT           VALUE           BENEFIT
  ---      ---        -------       -------          -------         ------         -------           ------          -------
   1        31         $4,100       $    16         $475,000        $    40        $475,000        $      64       $  475,000
   2        32          4,100         3,125          475,016          3,363         475,040            3,605          475,064
   3        33          4,100         6,186          478,125          6,834         478,363            7,516          478,605
   4        34          4,100         9,185          481,186         10,446         481,834           11,822          482,516
   5        35          4,100        12,130          484,185         14,210         485,446           16,568          486,822

   6        36          4,100        15,015          487,130         18,126         489,210           21,796          491,568
   7        37          4,100        17,829          490,015         22,190         493,126           27,541          496,796
   8        38          4,100        20,576          492,829         26,412         497,190           33,864          502,541
   9        39          4,100        23,241          495,576         30,779         501,412           40,804          508,864
   10       40          4,100        25,828          498,241         35,305         505,779           48,432          515,804

   15       45          4,100        37,330          510,256         60,204         529,940           99,304          562,175
   20       50          4,100        45,823          519,335         88,684         557,644          180,070          635,725
   25       55          4,100        50,870          525,275        120,895         589,272          309,194          753,397
   30       60          4,100        49,450          525,313        153,968         622,369          513,458          939,726
   35       65          4,100        38,245          516,626        183,809         653,548          836,371        1,234,620

   40       70          4,100        11,585          493,277        202,141         674,713        1,345,566        1,699,145
   45       75          4,100             0          475,000        196,344         675,660        2,150,408        2,434,022
   50       80          4,100             0          475,000        137,469         630,733        3,414,707        3,589,805
   55       85          4,100             0          475,000              0         490,555        5,384,902        5,393,354
   60       90          4,100             0          475,000              0         475,000        8,441,511        8,193,954

   65       95          4,100             0          475,000              0         475,000       13,101,494       12,623,640
   70      100          4,100             0          475,000              0         475,000       19,764,291       19,166,673

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Life Account as of December 31, 2008, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                            PART C: OTHER INFORMATION

Item Number     Caption in Part C
     26.        Exhibits

     27.        Directors and Officers of the Minnesota Life Insurance Company

     28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

     29.        Indemnification

     30.        Principal Underwriters

     31.        Location of Accounts and Records

     32.        Management Services

     33.        Fee Representation

                            PART C: OTHER INFORMATION

Item 26.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company


NAME AND PRINCIPAL                                               POSITION AND OFFICES
BUSINESS ADDRESS                                                 WITH MINNESOTA LIFE
------------------                                               --------------------
Brian C. Anderson                                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                                                 Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                                                   Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

John J. Coughlan                                                 Director
XATA Corporation
151 East Cliff Road
Burnsville, MN  55337

Susan L. Ebertz                                                  Vice President - Group Insurance
Minnesota Life Insurance Company                                 Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                                                  Senior Vice President - Life
Minnesota Life Insurance Company                                 Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                                                Vice President - Life
Minnesota Life Insurance Company                                 New Business
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                                                    Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                                               Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                                              Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                                                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                                                   Director
4623 McDonald Drive Overlook
Stillwater, MN   55082

James E. Johnson                                                 Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Wilford J. Kavanaugh                                             Senior Vice President - Individual
Minnesota Life Insurance Company                                 Distribution Management
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                                                  Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David J. LePlavy                                                 Vice President, Treasurer and
Minnesota Life Insurance Company                                 Controller
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                                                 Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                                                Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                                             Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                                              Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dennis E. Prohofsky                                              Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                                                  Director, Senior Vice President and
Minnesota Life Insurance Company                                 General Counsel
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                                                  Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                                                Chairman, President and Chief
Minnesota Life Insurance Company                                 Executive Officer
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                                                 Director, Executive Vice President
Minnesota Life Insurance Company                                 & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                                                Director, Executive Vice President
Minnesota Life Insurance Company                                 and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101


Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)
         Capitol City Property Management, Inc.
         Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

         Minnesota Life Insurance Company
         Securian Financial Network, Inc.
         Securian Ventures, Inc.
         Advantus Capital Management, Inc.
         Securian Financial Services, Inc.
         Securian Casualty Company
         CNL Financial Corporation (Georgia)

         Capital Financial Group, Inc. (Maryland)
         H. Beck, Inc. (Maryland)
         CFG Insurance Services, Inc. (Maryland)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         Personal Finance Company LLC (Delaware)

         Enterprise Holding Corporation
         Allied Solutions, LLC (Indiana)
         Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

         Financial Ink Corporation
         Oakleaf Service Corporation
         Lafayette Litho, Inc.
         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:

         Cherokee National Life Insurance Company (Georgia)
         CNL/Insurance America, Inc. (Georgia)
         CNL/Resource Marketing Corporation (Georgia)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

         Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

         CRI Securities, LLC

Majority-owned subsidiary of Securian Financial Group, Inc.:

         Securian Trust Company, N.A.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29.  Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

              (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

                      Variable Fund D
                      Variable Annuity Account
                      Minnesota Life Variable Life Account
                      Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
                      Securian Life Variable Universal Life Account

              (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

                                                                       Positions and
Name and Principal                                                     Offices
Business Address                                                       with Underwriter
------------------                                                     ------------------
George I. Connolly                                                     President, Chief Executive Officer
Securian Financial Services, Inc.                                      and Director
400 Robert Street North
St. Paul, MN  55101

Suzanne M. Chochrek                                                    Vice President - Business and
Securian Financial Services, Inc.                                      Market Development
400 Robert Street North
St. Paul, MN  55101

Lynda S. Czarnetzki                                                    Vice President - Financial
Securian Financial Services, Inc.                                      Management and Treasurer
400 Robert Street North
St. Paul, MN  55101

Richard A. Diehl                                                       Vice President and Chief Investment
Securian Financial Services, Inc.                                      Officer
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                                                        Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Scott C. Thorson                                                       Vice President - Operations
Securian Financial Services Inc.
400 Robert Street North
St. Paul, Minnesota  55101

Loyall E. Wilson                                                       Vice President, Chief Compliance
Securian Financial Services, Inc.                                      Officer and Secretary
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                                                      Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

              (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


       Name of             Net Underwriting            Compensation on
      Principal              Discounts and              Redemption or          Brokerage               Other
     Underwriter              Commissions               Annuitization         Commissions          Compensation
    -------------         ------------------          -----------------      --------------      ----------------



Securian Financial
 Services, Inc.               $54,312,446                   ___                  ___                   ___

Item 31.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32.  Management Services

None.

Item 33.  Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 333-96383, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Life Account, has duly caused this Post-Effective Amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of February, 2009.

                                 MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                                              (Registrant)

                             By: MINNESOTA LIFE INSURANCE COMPANY
                                              (Depositor)



                                 By /s/ Robert L. Senkler
                                   -------------------------------------------
                                               Robert L. Senkler
                                             Chairman of the Board,
                                      President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the amendment to the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

              SIGNATURE                         TITLE                           DATE
              ---------                         -----                           ----
/s/ Robert L. Senkler                           Chairman, President and         February 27, 2009
-------------------------------------           Chief Executive Officer
Robert L. Senkler

*                                               Director
-------------------------------------
Mary K. Brainerd

*                                               Director
-------------------------------------
John W. Castro

*                                               Director
-------------------------------------
John J. Coughlan

*                                               Director
-------------------------------------
Sara H. Gavin

*                                               Director
-------------------------------------
John F. Grundhofer

*                                               Director
-------------------------------------
John H. Hooley

*                                               Director
-------------------------------------
Dennis E. Prohofsky

*                                               Director
-------------------------------------
Dwayne C. Radel

                                                Director
-------------------------------------
Trudy A. Rautio

*                                               Director
-------------------------------------
Randy F. Wallake

*                                               Director
-------------------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro                           Executive Vice President        February 27, 2009
-------------------------------------           and Chief Financial Officer
Warren J. Zaccaro                               (chief financial officer)


/s/ Warren J. Zaccaro                           Executive Vice President        February 27, 2009
-------------------------------------           and Chief Financial Officer
Warren J. Zaccaro                               (chief accounting officer)


/s/ David J. LePlavy                            Vice President, Treasurer       February 27, 2009
-------------------------------------           and Controller (treasurer)
David J. LePlavy

/s/ Dwayne C. Radel                             Director and Attorney-in-Fact   February 27, 2009
-------------------------------------
Dwayne C. Radel


* Pursuant to power of attorney dated February 10, 2009, a copy of which is filed herewith.

                                  EXHIBIT INDEX


Exhibit Number           Description of Exhibit
--------------           ----------------------
26(a)                    Resolution of the Board of Trustees of The Minnesota
                         Mutual Life Insurance Company dated October 21, 1985,
                         previously filed as Exhibit 26(a) to Minnesota Life
                         Variable Life Account's Form N-6, File number
                         333-120704, Initial Registration Statement, on November
                         23, 2004, is hereby incorporated by reference.

26(b)                    Not Applicable.

26(c)(1)                 Distribution Agreement, previously filed as Exhibit
                         A(3)(a) to Registrant's Form S-6, File Number
                         333-96383, on February 8, 2000, is hereby incorporated by reference.

26(c)(2) Schedule A to the Distribution Agreement, previously filed as Exhibit 27(C)(2) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 333-109853, Post
                         Effective Amendment Number 1, on April 23, 2004, is hereby incorporated by reference.

26(c)(3) Agent and General Agent Sales Agreements, previously filed as Exhibit 27(c)(3) to Minnesota Life Variable
                         Life Account's Form N-6, Post Effective Amendment
                         Number 1, File Number 333-109853, on April 23, 2004, is hereby incorporated by reference.

26(c)(4)                 Combined with the Exhibit listed under 27(c)(3) above.

26(d)(1) Variable Adjustable Life Insurance Policy, form 99-680, previously filed as Exhibit A(5)(a) to Registrant's
                         Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(2) Family Term Agreement-Children, form 99-904, previously filed as Exhibit A(5)(b) to Registrant's Form S-6, File
                         Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(3) Exchange of Insureds Agreement, form 99-914, previously filed as Exhibit A(5)(c) to Registrant's Form S-6, File
                         Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(4) Inflation Agreement, form 99-916, previously filed as Exhibit A(5)(d) to Registrant's Form S-6, File Number
                         333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(5) Waiver of Premium Agreement, form 99-917, previously filed as Exhibit A(5)(e) to Registrant's Form S-6, File
                         Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(6) Business Continuation Agreement, form 99-929, previously filed as Exhibit A(5)(f) to Registrant's
                         Form S-6, File

                         Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(7) Accelerated Benefit Agreement, form 99-931, previously filed as Exhibit A(5)(g) to Registrant's Form S-6, File
                         Number 333-96383, Pre-Effective Amendment Number 1, on
                         May 31, 2000, is hereby incorporated by reference.

26(d)(8) Early Values Agreement, form 99-939, previously filed as Exhibit A(5)(h) to Registrant's Form S-6, File
                         Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(9)                 Short Term Agreement, form 99-324, previously filed as
                         Exhibit A(5)(i) to Registrant's Form S-6, File Number
                         333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(10)                Face Amount Increase Agreement, form MHC-86-915,
                         previously filed as Exhibit A(5)(h) to Registrant's
                         Form S-6, File Number 33-3233, Post Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(11)                Amendment to change 1980 CSO to 2001 CSO, form E1512 CSO
                         2001.

26(e)(1) Application Part 1, form F59410 Rev 3-2006, previously filed as Exhibit 26(e)(1) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(e)(2) Application Part 3 -- Agreements and Authorization, form F59536 Rev 3-2006, previously filed as Exhibit
                         26(e)(2) to Minnesota Life Variable Life Account's Form
                         N-6, File Number 33-64395, Post-Effective Amendment
                         Number 13, on April 21, 2006, is hereby incorporated by reference.

26(e)(3)                 Policy Change -- Application Part 1, form F59538 Rev
                         3-2006, previously filed as Exhibit 26(e)(3) to Minnesota Life Variable Life Account's Form N-6, File
                         Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

26(e)(4)                 Policy Change Application  Part 3, form F59534 Rev
                         3-2006, previously filed as Exhibit 26(e)(4) to Minnesota Life Variable Life Account's Form N-6, File
                         Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

26(e)(5) Policy Change Application, form F59537 Rev 3-2006, previously filed as Exhibit 26(e)(5) to Minnesota Life
                         Variable Life Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(e)(6)                 Guaranteed & Simplified Issue Application, form F.58241
                         9-2002, previously filed as Exhibit 27(e)(8) to the Registrant's Form N-6, File Number 333-96383, Post
                         Effective Amendment Number 3, on February 27, 2003, is hereby incorporated by reference.

26(e)(7)                 Guaranteed & Simplified Issue Application Census, form
                         F.58242 9-2002, previously filed as Exhibit 27(e)(9) to the Registrant's Form N-6, File Number 333-96383, Post
                         Effective Amendment Number 3, on February 27, 2003, is hereby incorporated by reference.

26(e)(8)                 Simplified Issue Proposed Insured Information, form
                         F.58243 9-2002, previously filed as Exhibit 27(e)(10) to the Registrant's Form N-6, File Number 333-96383,
                         Post Effective Amendment Number 3, on February 27,
                         2003, is hereby incorporated by reference.

26(e)(9)                 Guaranteed Issue Proposed Insured Information, form
                         F.58244 9-2002, previously filed as Exhibit 27(e)(11) to the Registrant's Form N-6, File Number 333-96383,
                         Post Effective Amendment Number 3, on February 27,
                         2003, is hereby incorporated by reference.

26(e)(10)                Application Part 2, form F. 59573 8-2003, previously
                         filed as exhibit 26(e)(3) to Minnesota Life Variable
                         Life Account, File Number 333-120704, Initial
                         Registration Statement, on November 23, 2004, is hereby
                         incorporated by reference.

26(e)(11)                Application Part 2, form F. 59572 8-2003, previously
                         filed as exhibit 26 (e) (3) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 333-120704,
                         Initial Registration Statement, on November 30, 2004,
                         is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(6)(a) to Registrant's
                         Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(f)(2)                 Bylaws of the Depositor, previously filed as Exhibit
                         26(f)(2) to Minnesota Life Variable Life Account's Form
                         N-6, File Number 333-120704, Initial Registration
                         Statement, on November 23, 2004, is hereby incorporated by reference.

26(g)                    Reinsurance Contracts, previously filed as Exhibit
                         27(g) to Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporate by reference.

26(h)(1)(i)              Participation Agreement among Advantus Series Fund, Inc.,
                         Advantus Capital Management, Inc. and Minnesota Life Insurance
                         Company - Previously filed on September 7, 2007 as Exhibit
                         23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File
                         Number 2-96990, Post-Effective Amendment Number 35, is hereby incorporated by reference.

26(h)(1)(ii)             Shareholder Information Agreement between Advantus Series
                         Fund, Inc. and Minnesota Life Insurance Company, filed on April 20,
                         2007 as Exhibit 26(h)(1)(iv) to Registrant's Form N-6, File Number
                         33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(i)              Fund Participation Agreement between Janus Aspen
                         Series, Janus Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         27(h)(2)(i) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, on February 27,
                         2003, is hereby incorporated by reference.

26(h)(2)(ii)             Addendum Dated May 1, 2000 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(2)(ii) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, on February 27, 2003, is hereby incorporated
                         by reference.

26(h)(2)(iii)            Amendment to Fund Participation Agreement between Janus
                         Aspen Series, Janus Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(2)(iii) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, on February 27,
                         2003, is hereby incorporated by reference.

26(h)(2)(iv)             Amendment Dated December 1, 2002 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(2)(iv) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, on February 27, 2003, is hereby incorporated
                         by reference.

26(h)(2)(v)              Amendment Dated March 1, 2004 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors LLC and Minnesota Life Insurance Company,
                         filed on April 22, 2005 as Exhibit 26(h)(2)(v) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

26(h)(2)(vi)             Amendment dated May 1, 2005 to the Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors LLC and Minnesota Life Insurance Company,
                         previously filed as Exhibit 26(h)(2)(vi) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(2)(vii)            Amendment Number Two to the Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors LLC and Minnesota Life Insurance Company,
                         filed on December 20, 2006 as exhibit 24(c)(d)(vi) to
                         Variable Annuity Account's Form N-4, File Number
                         333-136242, Pre-Effective Amendment Number 2, is hereby
                         incorporated by reference.

26(h)(2)(viii)           Rule 22c-2 Shareholder Information Agreement between
                         Janus Capital Management, LLC, Janus Services LLC,
                         Janus Distributors LLC, Janus Aspen Series and
                         Minnesota Life Insurance Company, filed on April 20,
                         2007 as Exhibit 26(h)(2)(viii) to Registrant's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 17, is hereby incorporated by reference.

26(h)(3)(i)              Amended and Restated Participation Agreement among
                         Variable Insurance Products Fund, Fidelity Distributors
                         Corporation and Minnesota Life Insurance Company, filed
                         on April 20, 2007 as Exhibit 26(h)(3) to Registrant's
                         Form N-6, File Number 33-85496, Post-Effective
                         Amendment Number 17, is hereby incorporated by
                         reference.

26(h)(3)(ii)             First Amendment to Amended and Restated Participation
                         Agreement among Minnesota Life Insurance Company, Fidelity
                         Distributors Corporation, Variable Insurance Products Fund,
                         Variable Insurance Products Fund II, Variable Insurance
                         Products Fund III and Variable Insurance Products Fund IV,
                         previously filed on December 14, 2007 as exhibit 26(h)(4)(ii)
                         to Minnesota Life Individual Variable Universal Life Account's
                         Form N-6, File Number 333-144604, Pre-Effective Amendment
                         Number 1, is hereby incorporated by reference.

26(h)(4)                 Fund Shareholder Services Agreement between Minnesota
                         Life Insurance Company and Ascend Financial Services,
                         Inc., previously filed as Exhibit 27(h)(6) to Minnesota
                         Life Variable Universal Life Account's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 10, on
                         February 27, 2003, is hereby incorporated by reference.

26(h)(5)(i)              Participation Agreement among Oppenheimer Variable
                         Account Funds, OppenheimerFunds, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         8(s) to Variable Annuity Account's Form N-4, File
                         Number 333-91784, Post-Effective Amendment Number 2, on
                         April 23, 2003, is hereby incorporated by reference.

26(h)(5)(ii)             Amendment No. 1 to the Participation Agreement among
                         Oppenheimer Variable Account Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously
                         filed as Exhibit 8(s)(i) to Variable Annuity Account's
                         Form N-4, File Number 333-91784, Post-Effective
                         Amendment Number 2, on April 23, 2003, is hereby
                         incorporated by reference.

26(h)(5)(iii)            Amendment No. 2 to the Participation Agreement among
                         Oppenheimer Variable Account Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously
                         filed as Exhibit 8(s)(ii) to Variable Annuity Account's
                         Form N-4, File Number 333-91784, Post-Effective
                         Amendment Number 2, on April 23, 2003, is hereby
                         incorporated by reference.

26(h)(5)(iv)             Amendment No. 3 to the Participation Agreement among
                         Oppenheimer Variable Accounts Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously
                         filed as Exhibit 26(h)(7)(iv) to Minnesota Life
                         Variable Life Account's Form N-6, File Number 33-3233,
                         Post-Effective Amendment Number 23, on April 26, 2005,
                         is hereby incorporated by reference.

26(h)(5)(v)              Amendment No. 4 to Participation Agreement among
                         Oppenheimer Variable Accounts Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously
                         filed as Exhibit 26(h)(7)(v) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006,
                         is hereby incorporated by reference.

26(h)(5)(vi)             Amendment No. 5 to Participation Agreement among
                         Oppenheimer Variable Accounts Funds, Oppenheimer Funds,
                         Inc. and Minnesota Life Insurance Company filed on
                         December 20, 2006 as exhibit 24(c)(k)(v) to Variable
                         Annuity Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby
                         incorporated by reference.

26(h)(5)(vii)            Shareholder Information Agreement Under Rule 22c-2
                         of the Investment Company Act of 1940 among
                         OppenheimerFunds Services, OppenheimerFunds
                         Distributor, Inc. and Minnesota Life Insurance
                         Company previously filed on September 6, 2007 as
                         exhibit 24(c)(8)(w) to Variable Annuity Account's Form
                         N-4, File Number 333-140230, Pre-Effective Amendment
                         Number 1, is hereby incorporated by reference.

26(h)(6)(i)              Participation Agreement among Panorama Series Fund,
                         Inc., OppenheimerFunds, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit 8(t) to
                         Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 2, on April
                         23, 2003, is hereby incorporated by reference.

26(h)(6)(ii)             Amendment No. 1 to the Participation Agreement among
                         Panorama Series Fund, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 8(t)(i) to Variable Annuity Account's Form N-4,
                         File Number 333-91784, Post-Effective Amendment Number
                         2, on April 23, 2003, is hereby incorporated by
                         reference.

26(h)(6)(iii)            Amendment No. 2 to the Participation Agreement among
                         Panorama Series Fund, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 8(t)(ii) to Variable Annuity Account's Form
                         N-4, File Number 333-91784, Post-Effective Amendment
                         Number 2, on April 23, 2003, is hereby incorporated by
                         reference.

26(h)(6)(iv)             Amendment No. 3 to Participation Agreement among
                         Panorama Series Funds, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life
                         Account's Form N-6, File Number 33-3233, Post-Effective
                         Amendment Number 23, on April 26, 2005, is hereby
                         incorporated by reference.

26(h)(6)(v)              Amendment No. 4 to Participation Agreement among
                         Panorama Series Funds, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 26(h)(8)(v) to Minnesota Life Variable Life
                         Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006,
                         is hereby incorporated by reference.

26(h)(6)(vi)             Amendment No. 5 to Participation Agreement among
                         Panorama Series Funds, Inc., Oppenheimer Funds, Inc.
                         and Minnesota Life Insurance Company filed on December
                         20, 2006 as exhibit 24(c)(l)(v) to Variable Annuity
                         Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby
                         incorporated by reference.

26(h)(7)(i)              Participation Agreement among Putnam Variable Trust,
                         Putnam Retail Management, L.P. and Minnesota Life
                         Insurance Company, previously filed as Exhibit 8(u) to
                         Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 2, on April
                         23, 2003, is hereby incorporated by reference.

26(h)(7)(ii)             Schedule A as amended May 1, 2003 to the Participation
                         Agreement among Putnam Variable Trust, Putnam Retail
                         Management, L.P. and Minnesota Life Insurance Company,
                         previously filed as Exhibit 8(u)(i) to Variable Annuity
                         Account's Form N-4, File Number 333-91784,
                         Post-Effective Amendment Number 2, on April 23, 2003,
                         is hereby incorporated by reference.

26(h)(7)(iii)            Amendment No. 1 to Participation Agreement among Putnam
                         Variable Trust, Putnam Retail Management, L.P. and
                         Minnesota Life Insurance Company filed on December 20,
                         2006 as exhibit 24(c)(m)(ii) to Variable Annuity
                         Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby
                         incorporated by reference.

26(h)(7)(iv)             Rule 22c-2 Agreement among Putnam Fiduciary Trust
                         Company, Putnam Retail Management Limited Partnership
                         and Minnesota Life Insurance Company previously filed
                         on September 6, 2007 as exhibit 24(c)(8)(x) to Variable
                         Annuity Account's Form N-4, File Number 333-140230,
                         Pre-Effective Amendment Number 1, is hereby
                         incorporated by reference.

26(h)(7)(v)              Amendment No. 2 to the Participation Agreement among
                         Putman Variable Trust, Putnam Retail Management, L.P.
                         and Minnesota Life Insurance Company, previously filed
                         on December 15, 2008 as Exhibit 24(c)(8)(i)(iii) to
                         Variable Annuity Account's Form N-4, File Number 333-91784,
                         Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(8)(i)              Participation Agreement by and among AIM Variable
                         Insurance Funds, AIM Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(10)(i) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(8)(ii)             Schedule A as amended May 1, 2003 to the Participation
                         Agreement among AIM Variable Insurance Funds, AIM
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(10)(ii) to
                         Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003,
                         is hereby incorporated by reference.

26(h)(8)(iii)            Amendment No. 1 to the Participation Agreement dated
                         March 4, 2002, by and among AIM Variable Insurance
                         Funds, AIM Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         26(h)(10)(iii) to Minnesota Life Variable Life
                         Account's Form N-6, File Number 33-3233, Post-Effective
                         Amendment Number 23, on April 26, 2005, is hereby
                         incorporated by reference.

26(h)(8)(iv)             Amendment No. 2 to the Participation Agreement dated
                         March 2, 2002, by and among AIM Variable Insurance
                         Funds, AIM Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         26(h)(10)(iv) to Minnesota Life Variable Life Account's
                         Form N-6, File Number 33-64395, Post-Effective
                         Amendment Number 13, on April 21, 2006, is hereby
                         incorporated by reference.

26(h)(8)(v)              Amendment No. 3 to Participation Agreement by and among
                         AIM Variable Insurance Funds, AIM Distributors, Inc.
                         and Minnesota Life Insurance Company filed on December
                         20, 2006 as exhibit 24(c)(n)(iv) to Variable Annuity
                         Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby
                         incorporated by reference.

26(h)(8)(vi)             Intermediary Agreement Regarding Compliance with SEC
                         Rule 22c-2 between AIM Investment Services, Inc. and
                         Minnesota Life Insurance Company previously filed on
                         September 6, 2007 as exhibit 24(c)(8)(s) to Variable
                         Annuity Account's Form N-4, File Number 333-140230,
                         Pre-Effective Amendment Number 1, is hereby
                         incorporated by reference.

26(h)(9)(i)              Shareholder Services Agreement among American Century
                         Investment Services, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(11) to
                         Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003,
                         is hereby incorporated by reference.

26(h)(9)(ii)             Amendment No. 1 to Shareholder Services Agreement
                         between Minnesota Life Insurance Company and American
                         Century Investments, Inc., previously filed as Exhibit
                         26(h)(11)(ii) to Minnesota Life Variable Life Account's
                         Form N-6, File Number 33-64395, Post-Effective
                         Amendment Number 13, on April 21, 2006, is hereby
                         incorporated by reference.

26(h)(9)(iii)            Shareholder Information Agreement between American
                         Century Investment Services, Inc. and Minnesota Life
                         Insurance Company previously filed on September 6, 2007
                         as exhibit 24(c)(8)(t) to Variable Annuity Account's
                         Form N-4, File Number 333-140230, Pre-Effective
                         Amendment Number 1, is hereby incorporated by
                         reference.
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26(h)(10)(i)             Participation Agreement by and among Minnesota Life
                         Insurance Company, Warburg, Pincus Trust, Credit Suisse
                         Asset Management, LLC and Credit Suisse Asset
                         Management Securities, Inc., previously filed as
                         Exhibit 27(h)(12) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(10)(ii)            Rule 22c-2 Shareholder Information Agreement by and
                         between Credit Suisse Asset Management Securities, Inc., on behalf of each of the Credit Suisse Funds, and Minnesota Life
                         Insurance Company, previously filed as Exhibit 26(h)(10)(ii) to
                         Registrant's Form N-6, File Number 333-96383, Post-Effective
                         Amendment Number 10 on February 28, 2008, is hereby
                         incorporated by reference.

26(h)(11)(i)             Participation Agreement among MFS Variable Insurance
                         Trust, Massachusetts Financial Services Company and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 27(h)(13)(i) to Registrant's Form N-6, File
                         Number 333-96383, Post-Effective Amendment Number 4, on
                         April 30, 2003, is hereby incorporated by reference.

26(h)(11)(ii)            Amendment No. 1 to the Participation Agreement among
                         MFS Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company,
                         previously filed as Exhibit 27(h)(13)(ii) to
                         Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003,
                         is hereby incorporated by reference.

26(h)(11)(iii)           Amendment No. 2 to the Participation Agreement among
                         MFS Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company,
                         previously filed as Exhibit 27(h)(13)(iii) to
                         Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003,
                         is hereby incorporated by reference.

26(h)(11)(iv)            Amendment No. 3 to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company,
                         previously filed as Exhibit 26(h)(13)(iv) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(11)(v)             Amendment No. 4 to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company,
                         previously filed as Exhibit 26(h)(13)(v) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(11)(vi)            Letter dated December 7, 2005 amending Participation
                         Agreement among MFS Variable Insurance Trust,
                         Massachusetts Financial Services Company and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         26(h)(13)(vi) to Minnesota Life Variable Life Account's
                         Form N-6, File Number 33-64395, Post-Effective
                         Amendment Number 13, on April 21, 2006, is hereby
                         incorporated by reference.

26(h)(11)(vii)           Amendment No. 5 to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company
                         filed on December 20, 2006 as exhibit 24(c)(p)(vi) to
                         Variable Annuity Account's Form N-4, File Number
                         333-136242, Pre-Effective Amendment Number 2, is hereby
                         incorporated by reference.

26(h)(11)(viii)          Rule 22c-2 Shareholder Information Agreement between
                         MFS Fund Distributors, Inc. and Minnesota Life
                         Insurance Company previously filed on September 6, 2007
                         as exhibit 24(c)(8)(v) to Variable Annuity Account's
                         Form N-4, File Number 333-140230, Pre-Effective
                         Amendment Number 1, is hereby incorporated by
                         reference.

26(h)(12)(i)             Participation Agreement as of May 1, 2000 between
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin Templeton Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(14)(i) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(12)(ii)            Amendment to Participation Agreement as of May 1, 2000
                         between Franklin Templeton Variable Insurance Products
                         Trust, Franklin Templeton Distributors, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 27(h)(14)(ii) to Registrant's Form N-6, File
                         Number 333-96383, Post-Effective Amendment Number 4, on
                         April 30, 2003, is hereby incorporated by reference.

26(h)(12)(iii)           Amendment No. 2 to Participation Agreement between
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin Templeton Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(14)(iii) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(12)(iv)            Amendment No. 3 to Participation Agreement by and among
                         Franklin Templeton Variable Insurance Products Trust,
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                         Franklin Templeton Distributors, Inc., Minnesota Life
                         Insurance Company and Securian Financial Services, Inc,
                         previously filed as Exhibit 26(h)(14)(iv) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-3233, Post-Effective Amendment Number 23, on April
                         26, 2005, is hereby incorporated by reference.

26(h)(12)(v)             Amendment No. 4 to Participation Agreement among
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin/Templeton Distributors, Inc., Minnesota Life
                         Insurance Company and Securian Financial Services,
                         Inc., previously filed as Exhibit 26(h)(14)(v) to
                         Minnesota Life Variable Life Account's Form N-6, File
                         Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

26(h)(12)(vi)            Amendment No. 5 to Participation Agreement among
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin/Templeton Distributors, Inc., and Minnesota
                         Life Insurance Company filed on December 20, 2006 as
                         exhibit 24(c)(q)(v) to Variable Annuity Account's Form
                         N-4, File Number 333-136242, Pre-Effective Amendment
                         Number 2, is hereby incorporated by reference.

26(h)(12)(vii)           Rule 22c-2 Agreement between Franklin Templeton
                         Distributors, Inc. and Minnesota Life Insurance Company
                         previously filed on September 6, 2007 as exhibit
                         24(c)(8)(u) to Variable Annuity Account's Form N-4,
                         File Number 333-140230, Pre-Effective Amendment Number
                         1, is hereby incorporated by reference.

26(h)(13)(i)             Participation Agreement as of September 29, 2003
                         between Minnesota Life Insurance Company and Waddell &
                         Reed, Inc. previously filed as Exhibit 27(h)(15) to
                         Minnesota Life Variable Life Account's Form N-6, File
                         Number 333-109853, Pre-Effective Amendment Number 1, on
                         February 19, 2004, is hereby incorporated by reference.

26(h)(13)(ii)            Amendment Number One to the Target Funds Participation
                         Agreement among Minnesota Life Insurance Company,
                         Waddell & Reed, Inc. and W&R Target Funds, Inc.,
                         previously filed as Exhibit 26(h)(15)(ii) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(13)(iii)           Shareholder Information Agreement among Ivy Funds
                         Distributor, Inc., Waddell & Reed, Inc. and Minnesota
                         Life Insurance Company, filed on April 20, 2007 as
                         Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 17, is
                         hereby incorporated by reference.

26(h)(13)(iv)            Second Amendment to the Target Funds Participation Agreement
                         among Minnesota Life Insurance Company, Waddell & Reed, Inc.
                         and W&R Target Funds, Inc. previously filed as Exhibit
                         24(c)(n)(ii) to Variable Annuity Account's Form N-4, File
                         Number 333-136242, Post-Effective Amendment Number 6 on
                         February 27, 2009, is hereby incorporated by reference.

26(i)(1)(i)              Investment Accounting Agreement between Securian
                         Financial Group, Inc. and State Street Bank and Trust
                         Company, previously filed as Exhibit 24(c)8(q) to
                         Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 1, on
                         February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)             First Amendment to Investment Accounting Agreement
                         between Securian Financial Group, Inc. and State Street
                         Bank and Trust Company, previously filed on August 15,
                         2006 as Exhibit 26(i)(l)(b) to the Securian Life
                         Variable Universal Life Account's Form N-6, File Number
                         333-132009, Pre-Effective Amendment Number 1, is hereby
                         incorporated by reference.

26(i)(2)(i)              Administration Agreement between Securian Financial
                         Group, Inc. and State Street Bank and Trust Company,
                         previously filed as Exhibit 24(c)8(r) to Variable
                         Annuity Account's Form N-4, File Number 333-91784,
                         Post-Effective Amendment Number 1, on February 25,
                         2003, is hereby incorporated by reference.

26(i)(2)(ii)             First Amendment to Administration Agreement between
                         Securian Financial Group, Inc. and State Street Bank
                         and Trust Company, previously filed on August 15, 2006
                         as Exhibit 26(i)(2)(b) to the Securian Life Variable
                         Universal Life Account's Form N-6, File Number
                         333-132009, Pre-Effective Amendment Number 1, is hereby
                         incorporated by reference.

26(j)                    Not Applicable.

26(k)                    Opinion and Consent of Timothy E. Wuestenhagen, Esq.

26(l)                    Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m) Calculation, previously filed as Exhibit 26(m) to Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 11, on April 28,
                         2008, is hereby incorporated by reference.

26(n) Consent of KPMG LLP, to be provided by subsequent amendment.

26(o)                    Not Applicable.

26(p)                    Not Applicable.

26(q)                    Redeemability exemption, previously filed as Exhibit
                         26(q) to Registrant's Form N-6, File Number 33-3233,
                         Post-Effective Amendment Number 25 on April 20, 2007, is hereby incorporated by reference.

26(r)                    Minnesota Life Insurance Company - Power of Attorney to
                         Sign Registration Statements.
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